As Filed With the Securities and Exchange Commission on February 25, 1998


                                                       Registration No. 33-32819
                                                                        811-6023
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
                       POST-EFFECTIVE AMENDMENT NO. 12                       [x]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]
                                 AMENDMENT NO. 14                            [x]



                          MANAGED MUNICIPAL FUND, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                717 Fifth Avenue
                            New York, New York 10022
                    ---------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                               Edward J. Veilleux
                                One South Street
                            Baltimore, Maryland 21202
                         -------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103


--------------------------------------------------------------------------------

     It is proposed that this filing will become effective (check appropriate box)


     ___     immediately upon filing pursuant to paragraph (b)
     _x_     on March 1, 1998 pursuant to paragraph (b)
     ___     60 days after filing pursuant to paragraph (a)(1)
     ___     75 days after filing pursuant to paragraph (a)(2)
     ___     on [Date] pursuant to paragraph (a)(2) of Rule 485.


--------------------------------------------------------------------------------

                          MANAGED MUNICIPAL FUND, INC.
                  FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES



                                 February  25, 1998


                              Cross Reference Sheet


                                                                                       Registration
                                                                                         Statement
Items Required by Form N-1A                                                               Heading
------------------------------                                                         -------------
Part A - Information Required in a Prospectus
------


Item 1.           Cover Page.......................................................     Cover Page

Item 2.           Synopsis.........................................................     Fund Expenses

Item 3.           Condensed Financial Information..................................     Financial Highlights

Item 4.           General Description of Registrant................................     Investment Program;
                                                                                        Investment Restrictions;
                                                                                        General Information

Item 5.           Management of the Fund...........................................     Management of the Fund;
                                                                                        Investment Advisor;
                                                                                        Administrator; Distributor;
                                                                                        Custodian, Transfer
                                                                                        Agent and Accounting
                                                                                        Services

Item 5A.          Management's Discussion of Fund Performance......................     *

Item 6.           Capital Stock and Other Securities...............................     Cover Page; Dividends
                                                                                        and Taxes; General
                                                                                        Information

Item 7.           Purchase of Securities Being Offered.............................     How to Invest in the
                                                                                        Fund; Distributor

Item 8.           Redemption or Repurchase.........................................     How to Redeem Shares

Item 9.           Pending Legal Proceedings........................................     **

---------------

*  Information required by Item 5A is contained in Registrant's 1997 Annual Report to Shareholders.


** Omitted since the answer is negative or the item is not applicable.

Part B - Information Required in a Statement of Additional Information
------

Item 10.          Cover Page.......................................................     Cover Page

Item 11.          Table of Contents................................................     Table of Contents

Item 12.          General Information and History..................................     General Information and
                                                                                        History

Item 13.          Investment Objectives and Policies...............................     Investment Objectives
                                                                                        and Policies

Item 14.          Management of the Fund...........................................     Management of the Fund

Item 15.          Control Persons and Principal Holders of
                  Securities.......................................................     Control Persons and
                                                                                        Principal Holders of
                                                                                        Securities

Item 16.          Investment Advisory and Other Services...........................     Investment Advisory and
                                                                                        Other Services;
                                                                                        Custodian, Transfer
                                                                                        Agent and Accounting
                                                                                        Services; Independent
                                                                                        Accountants

Item 17.          Brokerage Allocation.............................................     Portfolio Transactions

Item 18.          Capital Stock and Other Securities...............................     Capital Shares; Semi-
                                                                                        Annual Reports

Item 19.          Purchase, Redemption and Pricing of Securities Being
                  Offered..........................................................     Valuation of Shares and
                                                                                        Redemption

Item 20.          Tax Status.......................................................     Federal Tax Treatment of
                                                                                        Dividends and
                                                                                        Distributions

Item 21.          Underwriters.....................................................     Distribution of Fund
                                                                                        Shares

Item 22.          Calculation of Performance Data..................................     Performance and Yield
                                                                                        Computations

Item 23.          Financial Statements.............................................     Financial Statements


Part C -  Other Information

                  Part C contains the information required by the items contained therein under the items set forth in the form.

[GRAPHIC OMITTED]

                                 FLAG INVESTORS
                      MANAGED MUNICIPAL FUND CLASS A SHARES

                    (A Class of Managed Municipal Fund, Inc.)



                    Prospectus & Application -- March 1, 1998


--------------------------------------------------------------------------------



Managed Municipal Fund, Inc. (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. To achieve this objective, the Fund invests primarily in municipal obligations rated within the three highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.

Flag Investors Class A Shares of the Fund ("Class A Shares") are available through your securities dealer or the Fund's transfer agent. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.



TABLE OF CONTENTS


Fund Expenses .....................    1
Financial Highlights ..............    2
Investment Program ................    3
Investment Restrictions ...........    5
How to Invest in the Fund .........    5
How to Redeem Shares ..............    8
Telephone Transactions ............    8
Dividends and Taxes ...............    9
Management of the Fund ............   10
Investment Advisor ................   10
Administrator .....................   10
Distributor .......................   11
Custodian, Transfer Agent and
     Accounting Services ..........   11
Performance Information ...........   11
General Information ...............   12
Application .......................   A-1



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FUND EXPENSES

--------------------------------------------------------------------------------
Shareholder Transaction Expenses:


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)      4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends .........................     None
Maximum Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, whichever is lower) ....................................     0.50%*

Annual Fund Operating Expenses (as a percentage of average daily net assets):
Management Fees (net of fee waivers) .........................................     0.27%**
12b-1 Fees ...................................................................     0.25%
Other Expenses (net of fee waivers) ..........................................     0.38%
                                                                                -------
Total Fund Operating Expenses (net of fee waivers) ...........................     0.90%**
                                                                                =======

-----------

 *If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Invest in the Fund -- Offering Price.")
**The Fund's investment advisor and administrator intend, but are not obligated, to waive their fees proportionately, to the extent required, so that Total Fund Operating Expenses do not exceed 0.90% of the Fund's average daily net assets. Absent fee waivers, Management Fees would be 0.40%, Other Expenses (including administration fees) would be 0.45%, and Total Fund Operating Expenses would be 1.10%, respectively, of the Fund's average daily net assets.


Example:                                                   1 year     3 years     5 years     10 years
--------                                                   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption
 at the end of each time period:* ......................     $54        $72         $93         $151

-----------
* Absent fee waivers, expenses would be higher.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly and indirectly when you invest in the Fund. If you purchase Class A Shares through a financial institution, you may be charged separate fees by the financial institution.

     The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 4.50% of the offering price) be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Offering Price".) Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your shares for a long time.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a Share outstanding throughout each period)

--------------------------------------------------------------------------------


                                                            Year Ended October 31,
                                                   ----------------------------------------
                                                       1997          1996          1995
                                                   ------------  ------------  ------------
Per Share Operating Performance:

 Net asset value at beginning of period .........   $  10.58      $  10.65      $   9.81
                                                    --------      --------      --------
Income from Investment
 Operations:

 Net investment income ..........................       0.52          0.48          0.48
 Net realized and unrealized gain/(loss)
   on investments ...............................       0.24            --          0.98
                                                    --------      ---------     --------
 Total from Investment Operations ...............       0.76          0.48          1.46
                                                    --------      ---------     --------
Less Distributions:

 Distributions from net investment
   income and net realized short-term
   gains ........................................     ( 0.52)      (  0.54)      (  0.54)
 Distributions from net realized mid-
   term and long-term gains .....................     ( 0.03)      (  0.01)      (  0.08)
                                                    ---------     ---------     ---------
 Total distributions ............................     ( 0.55)      (  0.55)      (  0.62)
                                                    ---------     ---------     ---------
 Net asset value at end of period ...............   $  10.79      $  10.58      $  10.65
                                                    =========     =========     =========
Total Return:(1).................................       7.43%         4.67%        15.42%

Ratios to Average Daily Net Assets:

 Expenses(3).....................................       0.90%         0.90%         0.90%
 Net investment income(5)........................       4.46%         4.48%         4.72%

Supplemental Data:

 Net assets at end of period (000):
   Flag Investors Class A Shares ................   $ 38,390     $  41,193     $  45,980
   ISI Class Shares .............................   $ 79,003     $  84,712     $  86,292
 Portfolio turnover rate ........................         26%           32%           55%




                                                                                                            February 26,
                                                                                                               1990
                                                                   Year Ended October 31,                     through
                                                   ------------------------------------------------------    October 31,
                                                       1994          1993          1992          1991           1990
                                                   ------------  ------------  ------------  ------------  -------------
Per Share Operating Performance:

 Net asset value at beginning of period .........   $   11.10     $  10.31      $  10.36      $   9.99       $  10.00
                                                    ---------     --------      --------      --------       --------
Income from Investment
 Operations:

 Net investment income ..........................        0.46         0.50          0.50          0.57           0.38
 Net realized and unrealized gain/(loss)
   on investments ...............................     (  1.15)        0.94          0.22          0.49         ( 0.02)
                                                    ---------     --------      --------      --------       ---------
 Total from Investment Operations ...............     (  0.69)        1.44          0.72          1.06           0.36
                                                    ---------     --------      --------      --------       ---------
Less Distributions:

 Distributions from net investment
   income and net realized short-term
   gains ........................................     (  0.56)      ( 0.61)      (  0.65)      (  0.69)       (  0.37)
 Distributions from net realized mid-
   term and long-term gains .....................     (  0.04)      ( 0.04)      (  0.12)           --             --
                                                    ---------     ---------     ---------     ---------      ---------
 Total distributions ............................     (  0.60)      ( 0.65)      (  0.77)      (  0.69)       (  0.37)
                                                    ---------     ---------     ---------     ---------      ---------
 Net asset value at end of period ...............   $    9.81     $  11.10      $  10.31      $  10.36       $   9.99
                                                    =========     =========     =========     =========      =========
Total Return:(1) ................................     (  6.49)%      14.36%         6.06%        10.85%          1.21%(2)
Ratios to Average Daily Net Assets:
 Expenses(3).....................................        0.90%        0.90%         0.90%         0.90%          0.90%(4)
 Net investment income(5)........................        4.37%        4.38%         4.78%         5.57%          6.12%(4)

Supplemental Data:

 Net assets at end of period (000):
   Flag Investors Class A Shares ................   $  49,903     $ 53,486     $  45,536     $  38,491      $   5,698
   ISI Class Shares .............................   $  83,607     $ 88,378     $  51,420     $  20,053      $  17,290
 Portfolio turnover rate ........................          37%          68%           95%           86%            99%



--------------------------------------------------------------------------------
1  Total return excludes the effect of sales charge.
2  Flag Investors Class A Shares commenced operations on October 23, 1990.
3 Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been 1.10%, 1.13%, 1.10%, 1.11%, 1.14%, 1.27%, 1.47% and 1.92% for the periods ended October 31,
   1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
4  Annualized.
5 Without the waiver of advisory and administration fees, the ratio of net investment income to average daily net assets would have been 4.26%, 4.25%, 4.52%, 4.16%, 4.14%, 4.41%, 4.99% and 5.11% for the periods ended October
   31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The investment objective of the Fund is a high level of total return with relative stability of principal, and secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. There can be no assurance that the Fund will achieve its investment objective.

      The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor under criteria approved by the Board of Directors. The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the investment advisor under criteria approved by the Board of Directors.

      Even under normal circumstances the Fund may invest to a limited extent in taxable obligations depending on market conditions. These obligations may include U.S. Government and agency, bank and corporate securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund may invest without limit in short-term obligations of these types. The Fund may also invest in financial futures, "when-issued" securities, standby commitments of brokers, dealers or banks and variable and floating rate demand obligations. These investment practices, which may involve certain special risks, are described below.

Selection of Investments

      The Fund's investment advisor (the "Advisor" -- see "Investment Advisor") buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income that is federally tax exempt. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. While income distributions to shareholders will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objective, a larger portion of its distribution will be taxable than would be the case if the Fund placed a greater emphasis on earning tax exempt income. (See "Investment Program -- Taxable Investments" and "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.") The Advisor will be free to take full advantage of the entire range of maturities offered by Municipal Obligations and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There is no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

Special Risk Considerations

      As with other debt securities, the value of Municipal Obligations changes as interest rates fluctuate. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the Fund's portfolio securities is longer.

Purchase of When-Issued Securities

      New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. The Fund will ordinarily invest no more than 40% of its net assets at any time in when-issued securities.

Acquisition of Stand-by Commitments

      The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

      The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Purchase of Variable and Floating Rate Demand Obligations

      The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

Investments in Futures Contracts

      The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

      These instruments will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the Futures Contract and may realize a loss on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. Futures transactions involve other risks as well. For example, a lack of correlation between the index and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. In addition, there can be no assurance that a liquid secondary market will exist for any Futures Contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions.

      Regulations of the Commodity Futures Trading Commission (the "CFTC") permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

Investments in Repurchase Agreements

      The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury Securities are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Taxable Investments

      From time to time, the Fund may invest in securities, the interest on which is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. The taxable investments in which the Fund may invest consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.")

Size of Fund

      The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.


INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The investment restrictions recited below are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);


2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer); or


3) Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


HOW TO INVEST IN THE FUND

--------------------------------------------------------------------------------

      You may purchase Class A Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase Class A Shares by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form.

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Subsequent investments may be as low as $100 if made monthly, but must be $250 if done quarterly. (See "Purchases Through Automatic Investing Plan" below).

      You may purchase Class A Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received plus any applicable front-end sales charge (the "Offering Price"). If your purchase is made by mail, it must be accompanied by payment of the Offering Price. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.


Offering Price

      Your share purchase is made at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases, as shown below:



                                        Sales Charge                Dealer
                                      as Percentage of
                                  -------------------------      Compensation
                                   Offering     Net Amount     as Percentage of
Amount of Purchase                   Price       Invested       Offering Price
--------------------------------------------------------------------------------
Less than    $ 50,000 .........      4.50%         4.71%            4.00%
$   50,000 - $ 99,999 .........      3.50%         3.63%            3.00%
$  100,000 - $249,999 .........      2.50%         2.56%            2.00%
$  250,000 - $499,999 .........      2.00%         2.04%            1.50%
$  500,000 - $999,999 .........      1.50%         1.52%            1.25%
$1,000,000 and over ...........      None*         None*            None*
--------------------------------------------------------------------------------



* If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be subject to a contingent deferred sales charge when you redeem your shares (See below.) The Fund's distributor may make payments to your securities dealer or Shareholder Servicing Agent in an amount up to 0.50% of the Offering Price.

      You may obtain reduced sales charges as set forth in the table above by accumulating purchase orders for, and existing investments in, Class A Shares of this Fund and Class A or Class D shares of any other Flag Investors fund. The applicable sales charge will be determined based on the total value of your current purchases plus the value of your existing investments. (For this purpose existing investments will be valued at the higher of cost or current value.) You may combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose.

      To obtain the reduced sales charge through this right of accumulation, you must provide your securities dealer or Shareholder Servicing Agent with sufficient information to verify that you have such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      You may also obtain the reduced sales charges shown above by executing a written Letter of Intent that states your intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent does not require that you purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if you do not purchase the full amount. Such escrowed shares will be redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. If you wish to enter into a Letter of Intent in conjunction with an investment in Class A Shares, you may do so by completing the appropriate section of the Application Form attached to this Prospectus.

      You will not be charged a sales charge on purchases of $1 million or more of Class A Shares. You may, however, be required to pay a contingent deferred sales charge if you redeem the purchased shares within 24 months. The charge will be made at the rate of 0.50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more if your securities dealer has agreed to return to the Fund's distributor (the

"Distributor") any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

      You may purchase Class A Shares at net asset value (without sales charge) under any of the following circumstances:

1) If you are purchasing shares in any of the following types of accounts:

    (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase shares in this manner;

    (ii)   A qualified retirement plan;

    (iii)  A Flag Investors fund payroll savings plan program.

2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).

4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Distributor, the Advisor, the Fund's administrator, and any broker-dealer authorized to sell Class A Shares.

      You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or Shareholder Servicing Agent for details.


Purchases by Exchange

      You may exchange Class A Shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge. In addition, you may exchange Class A Shares of any Flag Investors fund with a lower sales charge (with the exception of Flag Investors Cash Reserve Prime Class A Shares) for an equal dollar amount of Class A Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you may exchange them for Class A Shares if you pay the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption.

      When you acquire Class A Shares through an exchange from another fund in the Flag Investors family of funds, the period for which the original shares were held prior to the exchange will be combined with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable when those shares are redeemed.

      The net asset value of shares purchased and redeemed in an exchange request received on the same Business Day will be determined on that day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      You may exercise this exchange privilege by telephone. (See "Telephone Transactions" below.)

      The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice.

Purchases Through Automatic Investing Plan

      You may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified will be withdrawn from your checking account using a pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by you or the Fund upon 30 days' prior written notice to the other party. If you wish to enroll in the Automatic Investing Plan or if you wish to obtain additional information, complete the appropriate section of the Application Form attached to this Prospectus.


Purchases Through Dividend Reinvestment

      Unless you elect otherwise, all income dividends and net capital gains distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to terminate automatic reinvestment by completing the appropriate section of the attached Application Form or by giving written notice to the Fund's transfer agent (the "Transfer Agent") at the address listed on the inside back cover of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

      You may also have your distributions invested in shares of other funds in the Flag Investors family of funds. Call your securities dealer or the Transfer Agent for additional information.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------


      You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may redeem up to $50,000 worth of Class A Shares by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of your order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after you tender the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed shares by check which will be mailed within seven days after your redemption order is received in proper form.

      The Transfer Agent, your securities dealer or your Shareholder Servicing Agent may require the following documents in order to redeem your shares:

1) A letter of instructions, specifying your account number and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which the account is maintained;

2) For redemptions in excess of $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

      Dividends payable up to the date of redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in your account have been redeemed on a dividend payable date, the dividend will be remitted to you by check.

      The Fund has the power, under its Articles of Incorporation, to redeem your account upon 60 days' written notice if its value falls below $500 due to your redemptions.

Systematic Withdrawal Plan

      If you hold Class A Shares having a value of $10,000 or more you may arrange to have a portion of your Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, your account may eventually be exhausted. Because Class A Share purchases include a sales charge that you will not recover at the time of redemption, you should not have a withdrawal plan in effect at the same time you are making recurring purchases. If you wish to participate in the Fund's Systematic Withdrawal Plan, complete the appropriate section of the Application Form attached to this Prospectus.


TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      You may redeem Class A Shares in amounts up to $50,000 or exchange
Class A Shares in any amount, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) next determined on the following Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis or, alternatively, may elect to retain such net capital gains and pay tax thereon.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding any specific questions.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. The Fund also intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

      The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax.

      As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences. Furthermore, the Fund may not be an appropriate investment for you if you are a "substantial user" of facilities financed with industrial development bonds or private activity bonds (or a related party to a "substantial user"). (See the Statement of Additional Information.)

      Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

      You will be taxed on distributions from the Fund out of net investment income that is not tax-exempt interest and out of net short-term capital gains as ordinary income, whether such distributions are paid to you in cash or in additional Class A Shares.

      You will be taxed on distributions from the Fund out of net capital gains as gains from the sale or exchange of a capital asset held for more than one year, whether paid to you in cash or additional Class A Shares, and regardless of how long you have held the shares. You will be advised annually as to the federal income tax status of distributions made during the year.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The sale, exchange or redemption of Class A Shares is a taxable event for you.

      Interest on indebtedness incurred or continued by shareholders to purchase or carry Class A Shares will not be deductible for federal income tax purposes.

      The Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to its distributors, to the Advisor and to the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Distributor, the Advisor or the Fund's administrator.

INVESTMENT ADVISOR

--------------------------------------------------------------------------------

      International Strategy & Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991. ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1997, the Advisor had approximately $510 million under management representing both tax-free and taxable accounts. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with approximately $358 million of aggregate net assets as of December 31, 1997.

     As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received a fee (net of fee waivers) equal to 0.27% of the Fund's average daily net assets. The Advisor and the Fund's administrator, have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed 0.90% of its average daily net assets. (See "Fund Expenses.")

Portfolio Managers

      Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and President and a Director of the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last eighteen years.

      Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1997, ICC received a fee (net of fee waivers) equal to 0.14% of the

Fund's average daily net assets. ICC and ISI have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed 0.90% of its average daily net assets. (See "Fund Expenses.")

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of the Class A Shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Fund's administrator.

      The Fund has adopted a Distribution Plan for the Class A Shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As compensation for its services for the period from August 31, 1997 through October 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the Class A Shares' average daily net assets. The Distributor may allocate on a proportional basis up to all of its fee to selected securities dealers as compensation for their ongoing shareholder services, including processing redemption and sale requests and responding to shareholder inquiries.

      In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including certain banks and BT Alex. Brown Incorporated, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services is less than the payments received, the Distributor will retain the unexpended portion of the distribution fee. The Distributor or the Fund's administrator, and their respective affiliates, may make payments from their own resources to securities dealers or Shareholder Servicing Agents. Payments by the Distributor will include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp., is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received from the Fund a fee equal to 0.05% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Funds' assets. (See the Statement of Additional Information.)


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      The Fund may also advertise yield and tax-equivalent yield quotations. Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Class A Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain tax brackets for shareholders.

    If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated.

    The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury Bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal. For these purposes, the performance of the Fund, as well as the performance of such indices, may not reflect sales charges, the inclusion of which would reduce performance results.

    Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of investments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your Class A Shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Capital Shares

    The Fund is an open-end, diversified management investment company organized under the laws of the State of Maryland on January 5, 1990, and is authorized to issue 40 million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

    The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Managed Municipal Fund Class A Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "ISI Managed Municipal Fund Shares." Shares of that class are sold through broker-dealers. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.

Annual Meetings

    Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

    You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholders Inquiries

    If you have questions concerning your shares, you should contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or your securities dealer or Shareholder Servicing Agent.

                       THIS PAGE INTENTIONALLY LEFT BLANK

              FLAG INVESTORS MANAGED MUNICIPAL FUND CLASS A SHARES

                    (A Class of Managed Municipal Fund, Inc.)







                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022





         Administrator                                  Distributor
INVESTMENT COMPANY CAPITAL CORP.                   ICC DISTRIBUTORS, INC.
       One South Street                                P.O. Box 7558
  Baltimore, Maryland 21202                         Portland, Maine 04101


         Transfer Agent                            Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                   COOPERS & LYBRAND L.L.P.
        One South Street                           2400 Eleven Penn Center
   Baltimore, Maryland 21202                  Philadelphia, Pennsylvania 19103
         1-800-553-8080


           Custodian                                   Fund Counsel
     BANKERS TRUST COMPANY                      MORGAN, LEWIS & BOCKIUS LLP
      130 Liberty Street                           2000 One Logan Square
    New York, New York 10006                  Philadelphia, Pennsylvania 19103

              FLAG INVESTORS MANAGED MUNICIPAL FUND CLASS A SHARES
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag Investors Managed Municipal
Fund Class A Shares" and mail with this Application to:

  Flag Investors Funds

  P.O. Box 419663
  Kansas City, MO 64141-6663
  Attn: Flag Investors Managed Municipal Fund Class A Shares

I enclose a check for $_____ payable to "Flag Investors Managed Municipal
Fund Class A Shares" for the purchase of Flag Investors Managed Municipal Fund Class A Shares.

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, please call 1-800-767-3524 to request an IRA information kit.

                    Your Account Registration (Please Print)

Existing Account No., if any:_________

Individual or Joint Tenant

--------------------------------------
First Name     Initial      Last Name

--------------------------------------
Social Security Number

--------------------------------------
Joint Tenant    Initial     Last Name

Corporations, Trusts, Partnerships, etc.

--------------------------------------------------------
Name of Corporation, Trust or Partnership

----------------   ----------------
Tax ID Number      Date of Trust

--------------------------------------------------------
Name of Trustees (If to be included in the Registration)

--------------------------------------------------------
For the Benefit of

Gifts to Minors

--------------------------------------------------------
Custodian's Name (only one allowed by law)

--------------------------------------------------------
Minor's Name (only one)

--------------------------------------------------------
Social Security Number of Minor

under the __________________ Uniform Gifts to Minors Act
          State of Residence

Mailing Address

--------------------------------------------------------
Street

--------------------------------------------------------
City                       State                 Zip

(    )
--------------------------------------------------------
Daytime Phone

                           Letter of Intent (Optional)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Flag Investors Managed Municipal Fund Class A Shares, as shown below, in an aggregate amount at least equal to:

 [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000


                        Right of Accumulation (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for this purchase.


Fund Name          Account No.          Owner's Name          Relationship
---------          -----------          ------------          ------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Class A Shares of the Fund at no sales charge.

Income Dividends                          Capital Gains
[ ] Reinvested in additional shares       [ ] Reinvested in additional shares
[ ] Paid in Cash                          [ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments       [ ] Monthly ($100 minimum)     [ ] Quarterly
(check one):                                                    ($250 minimum)

                                         Please attach a voided check.
_____________________________        ____________________________________
Bank Name                            Depositor's Signature          Date

_____________________________        ____________________________________
Existing Flag Investors              Depositor's Signature          Date
Fund Account No., if any             (if joint acct., both must sign)

                      Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of _______, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_______, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

Frequency (check one): [ ] Monthly  [ ] Quarterly (January, April, July and
                                                   October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/we do not want: [ ] Telephone redemption privileges [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank:_________________________        Account No.: __________________________

Address:_________________________  Bank Account Name: __________________________

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

 [ ] U.S. Citizen/Taxpayer:

  [ ] I certify that (1) the number shown above on this form is the correct
      Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

  [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

 [ ] Non-U.S. Citizen/Taxpayer:
     Indicated country of residence for tax purposes: ____________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

-------------------------    ---------------------------------------------------
Signature            Date    Signature (if joint acct., both  must sign)    Date
--------------------------------------------------------------------------------

 For Dealer Use Only

Dealer's Name:   ______________________  Dealer Code: _______________________

Dealer's Address:______________________  Branch Code: _______________________

                 ______________________

Representative:  ______________________  Rep. No.:    _______________________

                          MANAGED MUNICIPAL FUND, INC.
                        ISI MANAGED MUNICIPAL FUND SHARES


                               February 25, 1998


                              Cross Reference Sheet

                                                                                         Registration
                                                                                           Statement
Items Required by Form N-1A                                                                 Heading
-----------------------------                                                            -------------
Part A - Information Required in a Prospectus
------

Item 1.           Cover Page.......................................................     Cover Page

Item 2.           Synopsis.........................................................     Fund Expenses

Item 3.           Condensed Financial Information..................................     Financial Highlights

Item 4.           General Description of Registrant................................     Investment Program;
                                                                                        Investment Restrictions;
                                                                                        General Information

Item 5.           Management of the Fund...........................................     Management of the Fund;
                                                                                        Investment Advisor;
                                                                                        Administrator; Distributor;
                                                                                        Custodian, Transfer
                                                                                        Agent and Accounting
                                                                                        Services

Item 5A.          Management's Discussion of Fund Performance......................     *

Item 6.           Capital Stock and Other Securities...............................     Cover Page; Dividends
                                                                                        and Taxes; General
                                                                                        Information

Item 7.           Purchase of Securities Being Offered.............................     How to Invest in the
                                                                                        Fund; Distributor

Item 8.           Redemption or Repurchase.........................................     How to Redeem Shares

Item 9.           Pending Legal Proceedings........................................     **

---------------


*   Information required by Item 5A is contained in Registrant's 1997 Annual Report to Shareholders.


**  Omitted since the answer is negative or the item is not applicable.

Part B - Information Required in a Statement of Additional Information
------

Item 10.          Cover Page.......................................................     Cover Page

Item 11.          Table of Contents................................................     Table of Contents

Item 12.          General Information and History..................................     General Information and
                                                                                        History

Item 13.          Investment Objectives and Policies...............................     Investment Objectives
                                                                                        and Policies

Item 14.          Management of the Fund...........................................     Management of the Fund

Item 15.          Control Persons and Principal Holders of Securities..............     Control Persons and Principal
                                                                                        Holders of Securities

Item 16.          Investment Advisory and Other Services...........................     Investment Advisory and
                                                                                        Other Services;
                                                                                        Custodian, Transfer
                                                                                        Agent and Accounting
                                                                                        Services; Independent
                                                                                        Accountants

Item 17.          Brokerage Allocation.............................................     Portfolio Transactions

Item 18.          Capital Stock and Other Securities...............................     Capital Shares;
                                                                                        Semi-Annual Reports

Item 19.          Purchase, Redemption and Pricing of Securities Being
                  Offered..........................................................     Valuation of Shares and
                                                                                        Redemption

Item 20.          Tax Status.......................................................     Federal Tax Treatment of
                                                                                        Dividends and
                                                                                        Distributions

Item 21.          Underwriters.....................................................     Distribution of Fund
                                                                                        Shares

Item 22.          Calculation of Performance Data..................................     Performance and Yield
                                                                                        Computations

Item 23.          Financial Statements.............................................     Financial Statements


Part C -  Other Information

                  Part C contains the information required by the items contained therein under the items set forth in the form.


ISI MANAGED MUNICIPAL FUND SHARES
(A Class of Managed Municipal Fund, Inc.)
717 Fifth Avenue
New York, NY 10022
For information call (800) 955-7175




     The investment objective of this mutual fund (the "Fund") is a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. To achieve this objective, the Fund invests primarily in municipal obligations rated within the three highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.

     Shares of the ISI class of the Fund ("Shares") are available through International Strategy & Investment Group Inc., (the "Distributor"), as well as your securities dealer or shareholder servicing agent. (See "How to Invest in the Fund.")

     This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by contacting the Fund at the above address or telephone number.



     THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
            BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE
          SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES
               AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.








                 The date of this Prospectus is March 1, 1998.

1. Fund Expenses

Shareholder Transaction Expenses:




Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)    4.45%
Maximum Sales Charge Imposed on Reinvested Dividends .........................    None
Maximum Deferred Sales Charge ................................................    None




Annual Fund Operating Expenses (as a percentage of average daily net assets):
Management Fees (net of fee waivers) ........................................    0.27%*
12b-1 Fees ..................................................................    0.25%
Other Expenses (net of fee waivers) .........................................    0.38%*
Total Fund Operating Expenses (net of fee waivers) ..........................    0.90%*
                                                                                --------

------------------------
*The Fund's investment advisor and administrator intend, but are not obligated, to waive their fees proportionately to the extent required so that Total Fund Operating Expenses do not exceed 0.90% of the Fund's average daily net assets. Absent fee waivers, Management Fees would be 0.40%, Other Expenses (including administration fees) would be 0.45% and Total Fund Operating Expenses would be 1.10%, respectively, of the Fund's average daily net assets.







Example:




                                                     1 year     3 years     5 years     10 years
                                                    --------   ---------   ---------   ---------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual return
and (2) redemption at the end of each time
period:*                                               $53        $72         $92      $150



------------------------
*Absent fee waivers, expenses would be higher.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


The purpose of the above table is to describe the various costs and expenses that you will bear directly and indirectly when you invest in Shares. If you purchase Shares through a financial institution, you may be charged separate fees by the financial institution. The rules of the SEC require that the maximum sales charge (in the Shares' case, 4.45% of the offering price) be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Offering Price.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your Shares for a long time.

2. Financial Highlights

The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which is available at no cost by calling the Fund at (800) 955-7175.

                (For a Share outstanding throughout each period)

                                                            Year Ended October 31,
                                              --------------------------------------------------
                                                  1997         1996         1995         1994
                                              -----------  -----------  -----------  -----------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...................................    $ 10.58      $ 10.65      $  9.81      $ 11.10
                                                -------      -------      -------      -------
Income from Investment Operations:
 Net investment income .....................       0.52         0.48         0.48         0.46
 Net realized and unrealized gain/(loss)
  on investments ...........................       0.24           --         0.98       ( 1.15)
                                                -------      -------      -------      -------
 Total from Investment Operations ..........       0.76         0.48         1.46       ( 0.69)
                                                -------      -------      -------      -------
Less Distributions:
 Distributions from net investment
  income and net realized short-term
  gains ....................................     ( 0.52)      ( 0.54)      ( 0.54)      ( 0.56)
 Distributions from net realized mid-
  term and long-term gains .................     ( 0.03)      ( 0.01)      ( 0.08)      ( 0.04)
                                                -------      -------      -------      -------
 Total distributions .......................     ( 0.55)      ( 0.55)      ( 0.62)      ( 0.60)
                                                -------      -------      -------      -------
 Net asset value at end of period ..........    $ 10.79      $ 10.58      $ 10.65      $  9.81
                                                =======      =======      =======      =======
Total Return:(2)............................       7.43%        4.67%       15.42%      ( 6.49)%
Ratios to Average Daily Net Assets:
 Expenses(3) ...............................       0.90%        0.90%        0.90%        0.90%
 Net investment income(5) ..................       4.46%        4.48%        4.72%        4.37%
Supplemental Data:
 Net assets at end of period (000):
  ISI Class Shares .........................    $79,003      $84,712      $86,292      $83,607
  Flag Investors Class A Shares ............    $38,390      $41,193      $45,980      $49,903
 Portfolio turnover rate ...................         26%          32%          55%          37%



                                                     Year Ended October 31,           February 26, 1990(1)
                                              -------------------------------------         through
                                                  1993         1992         1991        October 31, 1990
                                              -----------  -----------  -----------  ---------------------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...................................    $ 10.31      $ 10.36      $  9.99         $   10.00
                                                -------      -------      -------         ---------
Income from Investment Operations:
 Net investment income .....................       0.50         0.50         0.57              0.38
 Net realized and unrealized gain/(loss)
  on investments ...........................       0.94         0.22         0.49            ( 0.02)
                                                -------      -------      -------         ---------
 Total from Investment Operations ..........       1.44         0.72         1.06              0.36
                                                -------      -------      -------         ---------
Less Distributions:
 Distributions from net investment
  income and net realized short-term
  gains ....................................     ( 0.61)      ( 0.65)      ( 0.69)           ( 0.37)
 Distributions from net realized mid-
  term and long-term gains .................     ( 0.04)      ( 0.12)          --                --
                                                -------      -------      -------         ---------
 Total distributions .......................     ( 0.65)      ( 0.77)      ( 0.69)           ( 0.37)
                                                -------      -------      -------         ---------
 Net asset value at end of period ..........    $ 11.10      $ 10.31      $ 10.36         $    9.99
                                                =======      =======      =======         =========
Total Return:(2)............................      14.36%        6.06%       10.85%             3.78%
Ratios to Average Daily Net Assets:
 Expenses(3) ...............................       0.90%        0.90%        0.90%             0.90%(4)
 Net investment income(5) ..................       4.38%        4.78%        5.57%             6.12%(4)
Supplemental Data:
 Net assets at end of period (000):
  ISI Class Shares .........................    $88,378      $51,420      $20,053         $  17,290
  Flag Investors Class A Shares ............    $53,486      $45,536      $38,491         $   5,698
 Portfolio turnover rate ...................         68%          95%          86%               99%




-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been 1.10%, 1.13%, 1.10%, 1.11%, 1.14%, 1.27%, 1.47% and 1.92% for the periods ended October 31,
    1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(4) Annualized.
(5) Without the waiver of advisory and administration fees, the ratio of net investment income to average daily net assets would have been 4.26%, 4.25%, 4.52%, 4.16%, 4.14%, 4.41%, 4.99% and 5.11% for the periods ended
    October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
    respectively.

3. Investment Program

Investment Objective, Policies and Risk
Considerations

The investment objective of the Fund is a high level of total return, with relative stability of principal, and secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. There can be no assurance that the Fund will achieve its investment objective.

The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor under criteria approved by the Board of Directors. The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the investment advisor under criteria approved by the Board of Directors.

Even under normal circumstances the Fund may invest to a limited extent in taxable obligations depending on market conditions. These obligations may include U.S. Government and agency, bank and corporate securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund may invest without limit in short-term obligations of these types. The Fund may also invest in financial futures, "when-issued" securities, standby commitments of brokers, dealers or banks and variable and floating rate demand obligations. These investment practices, which may involve certain special risks, are described below.

Selection of Investments

The Fund's investment advisor (the "Advisor"--see "Investment Advisor") buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income that is federally tax exempt. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. While income distributions to shareholders will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objective, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax exempt income. (See "Investment Program--Taxable Investments" and "Dividends and Taxes--Tax Treatment of Dividends and Distributions.")

The Advisor will be free to take full advantage of the entire range of maturities offered by Municipal Obligations and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There is no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

Special Risk Considerations

As with other debt securities, the value of Municipal Obligations changes as interest rates fluctuate. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the Fund's portfolio securities is longer.

Purchase of When-Issued Securities

New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. The Fund will ordinarily invest no more than 40% of its net assets at any time in when-issued securities.

Acquisition of Stand-By Commitments

The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Purchase of Variable and Floating Rate Demand Obligations

The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

Investments in Futures Contracts

The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

These instruments will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the Futures Contract and may realize a loss on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. Futures transactions involve other risks as well. For example, a lack of correlation between the index and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. In addition, there can be no assurance that a liquid secondary market will exist for any Futures Contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions.

Regulations of the Commodity Futures Trading Commission (the "CFTC") permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations also allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

Investments in Repurchase Agreements

The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury Securities are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Taxable Investments

From time to time, the Fund may invest in securities, the interest on which is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or
(d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. The taxable investments in which the Fund may invest consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.")

Size of Fund

The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.

4. Investment Restrictions

The investment restrictions recited below are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer); or

3) Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

5. How To Invest in the Fund

You may purchase Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase Shares by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price to the address shown on the Application Form. As used herein, the "Fund" refers to Managed Municipal Fund, Inc., whereas references to the "Shares" shall mean ISI Managed Municipal Fund Shares which is a class of shares of the Fund.

Your initial investment must be at least $5,000, except that the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $250, except that the minimum subsequent investment for participants in the Fund's Automatic Investing Plan is $100 for monthly investments and $250 for quarterly investments. (See "Purchases through Automatic Investing Plan" below.) You may purchase Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per Share purchase price equal to the net asset value next determined after it is received plus any applicable front-end sales charge (the "Offering Price"). If your purchase is made by mail, it must be accompanied by payment of the Offering Price. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

Offering Price

Your Share purchase is made at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases as shown below:

                                       Sales          Sales         Dealer
                                     Charge as      Charge as       Compen-
                                    Percentage     Percentage      sation as
                                        of           of Net       Percentage
                                     Offering        Amount       of Offering
       Amount of Purchase              Price        Invested        Price*
--------------------------------   ------------   ------------   ------------
Less than   $   50,000..........      4.45%          4.66%          4.00%
$50,000    - $   99,999.........      3.50%          3.63%          3.00%
$100,000   - $  249,999.........      2.50%          2.56%          2.00%
$250,000   - $  499,999.........      2.00%          2.04%          1.50%
$500,000   - $  999,999.........      1.50%          1.52%          1.25%
$1,000,000 - $1,999,999.........      0.75%          0.76%          0.75%
$2,000,000 - $2,999,999.........      0.50%          0.50%          0.50%
$3,000,000 and over.............      None           None           None

------------------------

* The Distributor may make payments of up to 100% of the sales charge to your securities dealer. Dealers that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.

You may obtain reduced sales charges as set forth in the table above by accumulating purchase orders for, and existing investments in, Shares of this Fund and any other fund in the ISI family of funds. The applicable sales charge will be determined based on the total value of your current purchases plus the value of your existing investments. (For this purpose, existing investments will be valued at the higher of cost or current value.) You may combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose.

To obtain the reduced sales charge through this right of accumulation, you must provide your securities dealer or Shareholder Servicing Agent with sufficient information to verify that you have such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

You may also obtain the reduced sales charges shown above by executing a written Letter of Intent that states your intention to invest at least $50,000 within a 13-month period in Shares. Each purchase of Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent does not require that you purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Shares actually purchased if you do not purchase the full amount. Such escrowed Shares will be redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed Shares will be released. If you wish to enter into a Letter of Intent in conjunction with an investment in Shares you may do so by completing the appropriate section of the Application Form attached to this Prospectus.

You may purchase Shares at net asset value (without sales charge) under the following circumstances:

1) If you are purchasing Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase Shares in this manner.

2) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months provided that the amount you are reinvesting is at least $5,000.

3) If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).

4) If you are a current or retired Director of the Fund, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, and any broker-dealer authorized to sell Shares.

Purchases by Exchange

You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure, or that were have purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you may exchange them for Shares if you pay the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000.

The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

Until February 28, 1999, you may exchange shares of any other mutual fund on which you have paid a sales charge or shares of any closed-end fund, for an equal dollar amount of Shares by submitting to the Distributor or to your securities dealer, the proceeds of the redemption or sale of shares of such funds, together with evidence of the payment of a sales charge (for mutual funds only) and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

You may exercise the exchange privilege with respect to other ISI funds by telephone. (See "Telephone Transactions" below.)

The Fund may modify or terminate these offers of exchange at any time upon 60 days' written notice.

Purchases Through Automatic Investing Plan

      You may elect to have a specified amount invested monthly or quarterly in Shares. The amount specified will be withdrawn from your checking account using a pre-authorized check and will be invested in Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by you or the Fund upon 30 days' prior written notice to the other party. If you wish to enroll in the Automatic Investing Plan or if you wish to obtain additional information, complete the appropriate section of the Application Form attached to this Prospectus.

Purchases Through Dividend Reinvestment

Unless you elect otherwise, all income dividends and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to terminate automatic reinvestment by completing the appropriate section of the attached Application Form or by giving written notice to the Fund's transfer agent (the "Transfer Agent") at the address listed on the inside back cover of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

You may also have your distributions invested in shares of other funds in the ISI family of funds. Call your securities dealer or the Transfer Agent for additional information.

6. How to Redeem Shares

You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may redeem up to $50,000 worth of Shares by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share next determined after receipt of your order (or, if stock certificates have been issued for the Shares to be redeemed, after you tender the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed Shares by check which will be mailed within seven days after your redemption order is received in proper form.

The Transfer Agent, your securities dealer or your Shareholder Servicing Agent may require the following documents in order to redeem your Shares:

1) A letter of instructions, specifying your account number and the number of Shares or dollar amount to be redeemed, signed by all owners of the Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

Dividends payable up to the date of redemption of Shares will be paid on the next dividend payable date. If all of the Shares in your account have been redeemed on a dividend payable date, the dividend will be remitted to you by check.

The Fund has the power, under its Articles of Incorporation, to redeem your account upon 60 days' written notice if its value falls below $500 due to your redemptions.


7. Telephone Transactions

You may redeem Shares in amounts up to $50,000 or exchange Shares in any amount, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

8. Dividends and Taxes
Dividends and Distributions
The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis or, alternatively, may elect to retain such net capital gains and pay tax thereon.

Tax Treatment of Dividends and Distributions

The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding any specific questions.

The Statement of Additional Information sets forth further information concerning taxes.

The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. The Fund also intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax.

As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences. Furthermore, the Fund may not be an appropriate investment for you if you are a "substantial user" of facilities financed with industrial development bonds or private activity bonds (or a related party to a "substantial user"). (See the Statement of Additional Information.)

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

You will be taxed on distributions from the Fund out of net investment income that is not tax-exempt interest and out of net short-term capital gains as ordinary income, whether such distributions are paid to you in cash or in additional Shares.

You will be taxed on distributions from the Fund out of net capital gains as gains from the sale or exchange of a capital asset held for more than one year whether paid to you in cash or additional Shares, and regardless of how long you have held the Shares. You will be advised annually as to the federal income tax status of distributions made during the year.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

The sale, exchange or redemption of Shares is a taxable event for you.

Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares will not be deductible for federal income tax purposes.

The Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

9. Management of the Fund

The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to its distributors, to the Advisor and to the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Distributor, the Advisor or the Fund's administrator.

The Fund's Directors and officers are as follows:


 Edward S. Hyman       Chairman
 Richard T. Hale       Vice Chairman
 R. Alan Medaugh       Director and President
 James J. Cunnane      Director
 John F. Kroeger       Director
 Louis E. Levy         Director
 Eugene J. McDonald    Director
 Nancy Lazar           Vice President
 Carrie L. Butler      Vice President
 Margaret M. Beeler    Assistant Vice President
 Keith C. Reilly       Assistant Vice President
 Joseph A. Finelli     Treasurer
 Amy M. Olmert         Secretary
 Scott J. Liotta       Assistant Secretary

10. Investment Advisor

International Strategy & Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991. ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1997, the Advisor had approximately $510 million under management representing both tax-free and taxable accounts. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with approximately $358 million of aggregate net assets as of December 31, 1997.

As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received a fee (net of fee waivers) equal to 0.27% of the Fund's average daily net assets. ISI and the Fund's administrator have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed 0.90% of its average daily net assets. (See "Fund Expenses.")

Portfolio Managers

Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and President and a Director of the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last eighteen years.

Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

11. Administrator
Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, provides administration services to the Fund.

ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensated for these services for the fiscal year ended October 31, 1997, ICC received a fee (net of fee waivers) equal to 0.14% of the Fund's average daily net assets. ICC and ISI have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed .90% of its average daily net assets. (See "Fund Expenses.")

ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

12. Distributor

International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") has served as distributor of the Shares since April 1, 1997 pursuant to a Distribution Agreement and related Plan of Distribution (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. ISI Group is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor. ISI Group employs Mr. Edward S. Hyman and Ms. Nancy Lazar. Due to their stock ownership, Mr. Hyman and Ms. Lazar may be deemed to be controlling persons of ISI Group. As compensation for its services for the period from April 1, 1997 through October 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the Shares' average daily net assets. The Distributor may allocate on a proportional basis up to all of its fee to selected securities dealers as compensation for their ongoing shareholder services, including processing redemption and sale requests and responding to your inquiries.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Distributor or its associated persons will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).

13. Custodian, Transfer Agent and Accounting Services
Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received from the Fund a fee equal to 0.05% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

14. Performance Information
From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

The Fund may also advertise yield and tax-equivalent yield quotations. Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period.

The resulting figure is then annualized. The Fund's yield calculations assume a maximum sales charge of 4.45% for the Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain tax brackets for shareholders.

If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated.

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury Bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal. For these purposes, the performance of the Fund, as well as the performance of such indices, may not reflect sales charges, the inclusion of which would reduce performance results.

Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of investments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your Shares may be purchased, although not included in calculations of performance, will reduce your performance results.

15. General Information
Capital Shares

The Fund is an open-end, diversified management investment company organized under the laws of the State of Maryland on January 5, 1990 and is authorized to issue 40 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "ISI Managed Municipal Fund Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the Shares offered hereby, "Flag Investors Managed Municipal Fund Class A Shares." Shares of that class are sold through broker-dealers. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.

Annual Meetings

Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries

If you have questions concerning your Shares, you should contact the Transfer Agent at (800) 882-8585, the Fund at (800) 955-7175, your securities dealer or Shareholder Servicing Agent.

                       ISI MANAGED MUNICIPAL FUND SHARES
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "ISI Managed Municipal Fund Shares" and mail with this Application to:

        ISI Mutual Funds
        P.O. Box 419426
        Kansas City, MO 64141-6426
For assistance in completing this form, please call the Transfer Agent at (800)
        882-8585.

Your Account Registration (Please Print) ______________________________________
                                          Existing Account No., if any

 Individual or Joint Tenant

_________________________________________
First Name     Initial    Last Name

_________________________________________
Social Security Number

_________________________________________
Joint Tenant     Initial    Last Name

_________________________________________
Social Security Number



 Corporations, Trusts, Partnerships, etc.

_________________________________________
Name of Corporation, Trust or Partnership


_________________________________________
Tax ID Number


_________________________________________
Name of Trustees (If to be included in the Registration)

 Gifts to Minors

_________________________________________
Custodian's Name (only one allowed by law)

_________________________________________
Minor's Name (only one)

_________________________________________
Social Security Number of Minor


under the ____________ Uniform Gifts to Minors Act
      State of Residence



 Mailing Address

_________________________________________
Street

_________________________________________
City              State            Zip

(____)___________________________________
Daytime Phone

Statement of Intention (Optional)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. I intend to invest over a 13-month period in shares of ISI Managed Municipal Fund Shares in an aggregate amount at least equal to:

 ___    $50,000  ___   $100,000  ___  $250,000  ___ $500,000
 ___ $1,000,000  ___ $2,000,000  ___ $3,000,000


Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

      Fund Name        Account No.        Owner's Name        Relationship
      ---------        -----------        ------------        ------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Distribution Options

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.
 Income Dividends                          Capital Gains
 [ ] Reinvested in additional shares       [ ] Reinvested in additional shares
 [ ] Paid in Cash                          [ ] Paid in Cash


Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $ _____________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)


Minimum Initial Investment: $250
Subsequent Investments (check one):   [ ] Monthly ($100 minimum)
[ ] Quarterly ($250 minimum)
                                                   Please attach a voided check.


_____________________________________    ______________________________________
Bank Name                                 Depositor's Signature            Date

_____________________________________    ______________________________________
Existing ISI Managed Municipal Fund       Depositor's Signature            Date
Account No., if any                       (if joint acct., both must sign)

Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

No, I/We do not want:   [ ] Telephone redemption privileges
                        [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: __________________________   Bank Account No.: ________________________

Address: __________________________  Bank Account Name: ________________________

         __________________________

Signature and Taxpayer Certification
--------------------------------------------------------------------------------

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer
        Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9.
        You may request such form by calling the Transfer Agent at 800-882-8585.)

[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: _________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

__________________________________    __________________________________________
Signature                     Date    Signature (if a joint account,        Date
                                      both must sign)

--------------------------------------------------------------------------------
For Dealer Use Only
Dealer's Name:    _____________________    Dealer Code: ________________________
Dealer's Address: _____________________    Branch Code: ________________________
                  _____________________

Representative:   _____________________    Rep. No.:    ________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       ISI MANAGED MUNICIPAL FUND SHARES

                   (A Class of Managed Municipal Fund, Inc.)







                              Investment Advisor
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                               717 Fifth Avenue
                            New York, New York 10022
                                1-800-955-7175



              Administrator                              Distributor
      INVESTMENT COMPANY CAPITAL CORP.             INTERNATIONAL STRATEGY &
             One South Street                        INVESTMENT GROUP INC.
        Baltimore, Maryland 21202                      717 Fifth Avenue
                                                   New York, New York 10022


             Transfer Agent                          Independent Auditors
     INVESTMENT COMPANY CAPITAL CORP.               COOPERS & LYBRAND L.L.P.
           One South Street                         2400 Eleven Penn Center
        Baltimore, Maryland 21202               Philadelphia, Pennsylvania 19013
            1-800-882-8585


             Custodian                                    Fund Counsel
       BANKERS TRUST COMPANY                      MORGAN, LEWIS & BOCKIUS LLP
        130 Liberty Street                            2000 One Logan Square
     New York, New York 10006                   Philadelphia, Pennsylvania 19103

                                      ISI
                                    MANAGED
                                 MUNICIPAL FUND
                                     SHARES
                               (A Class of Managed
                              Municipal Fund, Inc.)



                               TABLE OF CONTENTS
                                                                         Page
                                                                         ----

 1. Fund Expenses .....................................................    2
 2. Financial Highlights ..............................................    3
 3. Investment Program ................................................    4
 4. Investment Restrictions ...........................................    6
 5. How to Invest in the Fund .........................................    7
 6. How to Redeem Shares ..............................................    9
 7. Telephone Transactions ............................................    9
 8. Dividends and Taxes ...............................................   10
 9. Management of the Fund ............................................   11
10. Investment Advisor ................................................   11
11. Administrator .....................................................   11
12. Distributor .......................................................   12
13. Custodian, Transfer Agent and  Accounting Services ................   12
14. Performance Information ...........................................   12
15. General Information ...............................................   13

                                       ISI
                     INTERNATIONAL STRATEGY AND INVESTMENT

                                      ISI
                                    MANAGED
                                MUNICIPAL FUND
                                     SHARES
                              (A Class of Managed
                             Municipal Fund, Inc.)




       A mutual fund with the investment objective of a high level of total return with relative stability of principal and secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.






                                 March 1, 1998


                                   PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                          MANAGED MUNICIPAL FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          ----------------------------


       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY CALLING THE FUND AT (800) 767-FLAG (FOR THE FLAG INVESTORS CLASS A SHARES CLASS) OR (800) 955-7175 (FOR THE ISI SHARES).
















            Statement of Additional Information Dated: March 1, 1998
                            Relating to Prospectuses
                                       of
    Flag Investors Managed Municipal Fund Class A Shares Dated: March 1, 1998
                                       and
             ISI Managed Municipal Fund Shares Dated: March 1, 1998

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----

 1.      General Information and History ..................................1

 2.      Investment Objective and Policies ................................1

 3.      Valuation of Shares and Redemption................................6

 4.      Federal Tax Treatment of Dividends
         and Distributions.................................................7

 5.      Management of the Fund...........................................11

 6.      Investment Advisory and Other Services...........................15

 7.      Administration...................................................16

 8.      Distribution of Fund Shares .................................... 17

 9.      Portfolio Transactions...........................................21

10.      Capital Stock ...................................................22

11.      Semi-Annual Reports..............................................23

12.      Custodian, Transfer Agent and Accounting Services .............. 23

13.      Independent Accountants .........................................24

14.      Performance Information .........................................24

15.      Control Persons and Principal Holders of
         Securities  .....................................................26

16.      Financial Statements    .........................................26

1.       GENERAL INFORMATION AND HISTORY

         Managed Municipal Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Managed Municipal Fund Class A Shares, (the "Flag Investors Class A Shares") and ISI Managed Municipal Fund Shares (the "ISI Shares"). There are two separate prospectuses for the Fund's shares: one for the Flag Investors Class A Shares and one for the ISI Shares. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund, and may be obtained without charge from the Fund by calling at
(800) 767-FLAG)(for a Prospectus for the Flag Investors Class A Shares) or (800) 955-7175) (for a prospectus for the ISI Shares), or from Participating Dealers which offer shares of the respective classes of the Fund ("Shares") to prospective investors. As used herein the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's shares. Prospectuses may also be obtained from Shareholder Servicing Agents. Otherwise the term "Prospectus" will be modified by the appropriate class designation. As used herein, the "Fund" refers to Managed Municipal Fund, Inc. and specific references to any class of the Fund's shares will be made by using the name of such class. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, and commenced operations on February 26, 1990. The Fund has offered the Flag Investors Class A Shares since October 23, 1990.

         For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Managed Municipal Fund Class B Shares. Shares of that class were renamed the Flag Investors Managed Municipal Fund Class D Shares and are no longer being offered.


         Under a License Agreement dated October 23, 1990, between the Fund and Alex. Brown Incorporated (now BT Alex. Brown Incorporated), BT Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.


2.       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investing in a portfolio consisting primarily of municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objective.

         Municipal Obligations include debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. For a discussion of quality, maturity and other criteria the Fund applies in investing in Municipal Obligations, see "Investment Objective and Policies" in the Prospectus.

         Municipal Obligations can be classified into three principal categories: "general obligation bonds", "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, "tax exempt industrial development bonds", i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

         At least 75% of the Fund's portfolio of Municipal Obligations will be invested in securities rated, at the time of purchase, higher than A by Moody's or S&P or municipal notes rated at the time of purchase, MIG-1 or MIG-2 by Moody's or SP-1 by S&P. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories. The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes issued on or after July 29, 1984 is "SP-1". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.

         The Fund may invest up to 25% of its portfolio of Municipal Obligations in municipal bonds rated A by Moody's or S&P or in municipal notes bearing the designation MIG 3 by Moody's or SP-2 by S&P. Notes bearing the MIG 3 are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.

         "When-Issued" Securities: The Fund may purchase securities on a "when-issued" basis. When the Fund commits to purchase a security on a "when-issued" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or U.S. Government securities or other high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

         Futures Contracts: The Fund may enter into futures contracts based on municipal bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

         Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Fund's investment advisor (the "Advisor") about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

         Repurchase Agreements: The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized and the Fund will enter into such agreements only with banks and broker-dealers which are judged creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares.
Accordingly, the Fund will not:

          1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

          2. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

          3. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts.

          4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          5. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

          6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

          7. Effect short sales of securities;

          8. Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

          9. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

          10 Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

         The following investment restriction may be changed by a vote of a majority of the Board of Directors. The Fund will not:

          1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

3.       VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. Short-term obligations (i.e., those with maturities of 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

         The Fund may enter into agreements that allow a third party as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks or securities, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business in investing in such stocks or securities (the "Income Requirement").

         In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any one issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any one issuer). In addition, at the close of each quarter of the Fund's taxable year, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other RICs), of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

         Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which it distributes to shareholders, provided that it distributes each year at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (the "Distribution Requirement"), and complies with certain other requirements of the Code. The Distribution Requirement for any year may be waived if the Fund establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         The Fund will be subject to federal income taxation to the extent any income or gains are not distributed.

Fund Distributions

         Distributions of investment company taxable income will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares. Fund distributions will not be eligible for the corporate dividends received deduction.

         As noted in the Prospectus, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax") or the environmental tax imposed by Section 59A of the Code (the "Environmental Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alterna tive minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

         The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders as gain from the sale of a capital asset held for more than twelve months regardless of the length of time the shareholder has held Fund Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon at the applicable corporate tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of federal income tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of the deemed distribution.

         Generally, gain or loss on the sale, exchange or redemption of Shares will be capital gain or loss which will be long-term if the Shares have been held for more than eighteen months, mid-term if the Shares have been held for more than twelve, but not more than eighteen months, and otherwise will be short-term. However, if a shareholder recognizes a loss on the sale, exchange or redemption of Shares held for six months or less, such loss will be treated as a capital loss to the extent that any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares is included in determining the shareholder's long-term capital gains). Similarly, any loss recognized by a shareholder with respect to Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. In addition, any loss recognized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.

         If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions will generally be eligible for the dividends received deduction in the case of corporate shareholders.

         The Fund generally will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

Federal Excise Tax; Miscellaneous Considerations

         The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year, the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gains for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain at most its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.


         Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

         Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

          Rules of state and local taxation of distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders of the Fund should consult with their tax advisors regarding the application of the rules set forth above to their particular circumstances and also regarding the application of state and local tax laws to an investment in the Fund.

5.   MANAGEMENT OF THE FUND

Directors and Officers

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 717 Fifth Avenue, New York, New York 10022.

*EDWARD S. HYMAN, Chairman and Director (4/8/45) Chairman, International
        Strategy & Investment Inc. (registered investment advisor), Chairman, ISI Inc. (investments) and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and registered broker-dealer).

*R. ALAN MEDAUGH, Director and President (8/20/43) President, International
        Strategy & Investment Inc. (registered investment advisor).

*RICHARD T. HALE, Vice Chairman and Director (7/17/45) BT Alex. Brown
        Incorporated, One South Street, Baltimore, MD 21202. Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

 JAMES J.CUNNANE, Director (3/11/38) CBC Capital, 264 Carlyle Lake Drive, St.
        Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

 JOHN F. KROEGER, Director (8/11/24) 37 Pippins Way, Morristown, New Jersey
        07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

 LOUIS E. LEVY, Director (11/16/32) 26 Farmstead Road, Short Hills, New Jersey
        07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct

         Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32) Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance); Formerly, Director, AMBAC Treasurers Trust (registered investment company).

NANCY LAZAR, Vice President (8/1/57) Executive Vice President and Secretary, International Strategy and Investment Inc. (registered investment advisor).

CARRIE L. BUTLER, Vice President (5/1/67) Assistant Vice President,
        International Strategy and Investment Inc. (registered investment advisor).

MARGARET M. BEELER, Assistant Vice President (3/1/67) Assistant Vice President,
        International Strategy & Investment Inc., May 1996- Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995-1996; Sales Manager, Donna Maione, Inc., 1994-1995; Sales Manager, Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/22/66) Assistant Vice President,
        International Strategy & Investment Inc., May 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

JOSEPH A. FINELLI, Treasurer (1/24/57) BT Alex. Brown Incorporated, One South
        Street, Baltimore, MD 21202. Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63) BT Alex. Brown Incorporated, One South
        Street, Baltimore, MD 21202. Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65) BT Alex. Brown Incorporated,
        One South Street, Baltimore, MD 21202. Assistant Vice-President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

---------------------------
* A Director who is an "interested person" as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors or officers of some or all of the other investment companies advised, administered or managed by BT Alex. Brown Incorporated ("BT

Alex. Brown") or any of its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as a Chairman of four funds in the Fund Complex. Mr. Medaugh serves as Director and President of two funds and as President of two other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a director of eight other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each of the funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents and Ms. Beeler and Mr. Reilly serve as Assistant Vice Presidents of four funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation from the Fund, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1997, Independent Directors' fees attributable to the assets of the Fund totaled $3,504. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1997.


                                             COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate Compensation       Pension or                     Total Compensation From the
Position                  From the Fund for the        Retirement Benefits          Fund and Fund Complex Payable
                          Fiscal Year Ended            Accrued as Part of        to Directors for the Fiscal Year
                          October 31, 1997             Fund Expenses                       Ended October 31, 1997
-------------------------------------------------------------------------------------------------------------------


Edward S. Hyman(1)                          $0                     $0                           $0
  Chairman

R. Alan Medaugh(1)                          $0                     $0                           $0
  Director & President

Richard T. Hale(1)                          $0                     $0                           $0
  Vice Chairman

W. James Price(1,2)                         $0                     $0                           $0
  Vice Chairman

James J. Cunnane                            $773(3)                 (4)               $39,000 for service on
  Director                                                                         13 Boards in Fund Complex

John F. Kroeger                             $972(3)                 (4)               $49,000 for service on
  Director                                                                         13 Boards in Fund Complex

Louis E. Levy                               $773(3)                 (4)               $39,000 for service on
  Director                                                                         13 Boards in Fund Complex



-------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate Compensation       Pension or                     Total Compensation From the
Position                  From the Fund for the        Retirement Benefits          Fund and Fund Complex Payable
                          Fiscal Year Ended            Accrued as Part of        to Directors for the Fiscal Year
                          October 31, 1997             Fund Expenses                       Ended October 31, 1997
-------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald                          $773(3)                (4)                $39,000 for service on
  Director                                                                         13 Boards in Fund Complex

Harry Woolf(2)                              $213(3)                (4)                 $9,750 for service on
  Director                                                                         12 Boards in Fund Complex

----------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Retired, effective December 31, 1996. Mr. Woolf was appointed President of certain funds in the Fund Complex. For serving as President, Mr. Woolf receives compensation from such funds, in addition to his retirement benefits.
(3) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf, $773, $0, $0, $773 and $213, respectively, was deferred pursuant to a deferred compensation plan.
(4) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense allocated to the Fund for the fiscal year ended October 31, 1997 was approximately $6,920.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service, as described above. The approximate credited years of service at December 31, 1997 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; and for Mr. McDonald, 5 years.


Years of Service        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------        -----------------------------------------------------------------
                                     Chairman of Audit Committee                      Other Participants
                                     ---------------------------                      ------------------
6 years                                      $4,900                                         $3,900
7 years                                      $9,800                                         $7,800
8 years                                     $14,700                                         $11,700
9 years                                     $19,600                                         $15,600
10 years or more                            $24,500                                         $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy and McDonald have each executed a Deferred Compensation Agreement.

Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act (the "Code of Ethics"). The Code of Ethics applies to the personal investing activities of directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributors. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director or employee of the Fund, ISI Group, or the Advisor, preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The foregoing would also apply to any officer, director or employee of ICC Distributors that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributors may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         International Strategy & Investment Inc. ("ISI" or the "Advisor") serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc.; North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc.

         Under the Investment Advisory Agreement, the Advisor obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, the Advisor is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of .40% of the Fund's average daily net assets. The Advisor and the Administrator have voluntarily agreed to reduce proportionately their respective annual fees, if necessary, so that the Fund's annual expenses do not exceed .90% of the average daily net assets of either the Flag Investors Shares or the ISI Shares Classes. The services of the Advisor to the Fund are not exclusive and the Advisor is free to render similar services to others.

         The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

         The Investment Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was most recently approved by the Board of Directors in the foregoing manner on September 16, 1997. The Fund or the Advisor may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).

         Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:


                            Year Ended October 31,
                            ----------------------
       1997                          1996                          1995
       ----                          ----                          ----
    $ 323,888(1)                  $ 323,403(2)                  $353,743(3)

----------
(1) Net of fee waivers of $157,087.
(2) Net of fee waivers of $192,777.
(3) Net of fee waivers of $177,885.


7.   ADMINISTRATION

         Investment Company Capital Corp. ("ICC" or the "Administrator") provides administration services to the Fund including: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plan, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

         As compensation for providing administration services to the Fund, the Administrator is entitled to receive an annual fee, calculated daily and paid monthly, at the annual rate of .20% of the Fund's average daily net assets. The Administrator and the Advisor have voluntarily agreed to reduce proportionately their respective fees, if necessary, so that the annual expenses for the Flag Investors Shares and the ISI Shares Classes do not exceed .90% of such classes' respective average daily net assets.

         Administration fees paid by the Fund to ICC for the last three fiscal years were as follows:


                            Year Ended October 31,
                            ----------------------
       1997                          1996                          1995
       ----                          ----                          ----
   $ 164,190(1)                  $ 159,950(2)                      $176,872(3)

----------
(1) Net of fee waivers of $76,298.
(2) Net of fee waivers of $98,140.
(3) Net of fee waivers of $88,942.

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.") ICC is an indirect subsidiary of Bankers Trust New York Corporation.

8.       DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group") serves as Distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). Prior to April 1, 1997, Armata Financial Corp. served as Distributor for the ISI Shares for the same rate of compensation and on substantially the same terms as the ISI Distribution Agreement. ICC Distributors Inc. ("ICC Distributors") serves as Distributor for the Flag Investors Shares pursuant to an agreement effective August 31, 1997 ("Flag Distribution Agreement"). Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") served as Distributor for the Flag Investors Shares for the same rate of compensation and on substantially the same terms as the Flag Distribution Agreement. The Distribution Agreements provide that ICC Distributors (in the case of the Flag Investors Shares) or ISI Group (in the case of the ISI Shares) has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers.

         The ISI Distribution Agreement provides that ISI Group on behalf of the ISI Shares (i) will solicit and receive orders for the purchase of ISI Shares
(ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares. Pursuant to the ISI Distribution Agreement, ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Flag Distribution Agreement provides that ICC Distributors shall;
(i) use reasonable efforts to sell Flag Investors Shares upon the terms and conditions contained in the Flag Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Flag Investors Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Flag Distribution Agreement. Pursuant to the Flag Distribution Agreement, ICC Distributors shall devote reasonable time and effort to effect sales of Flag Investors Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Flag Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Flag Distribution Agreement. The Flag Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreements may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Flag Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect from year to year with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each Flag Investors' class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval (see below). The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The Flag Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997. The ISI Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, including the form of Sub-Distribution Agreement, on September 16, 1997.

         ICC Distributors and ISI Group have entered into Sub-Distribution Agreements with Participating Dealers ("Participating dealers") under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreements at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors and ISI Group will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributors or the Fund's administrator or their respective affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations from various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.

         As compensation for providing distribution and related administrative services as described above, the Fund will pay ICC Distributors for the Flag Investors Class A Shares and ISI Group for the ISI Shares, on a monthly basis, an annual fee, equal to .25% of the average daily net assets of the respective class of Shares. The Distributors expect to allocate up to all of their fees to Participating Dealers and Shareholder Servicing Agents.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributors received fees in the following amounts:


--------------------------------------------------------------------------------
                                               Fiscal Year Ended October 31,
      Class                            1997            1996               1995
--------------------------------------------------------------------------------
Flag Investors Class A 12b-1      $  98,275(1)     $ 109,247(3)      $120,214(3)
--------------------------------------------------------------------------------
ISI Shares  12b-1                 $ 202,335(2)     $ 213,366(4)      $212,053(4)
--------------------------------------------------------------------------------


------------

(1) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $82,194 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $16,081.

(2) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $85,542 and ISI Group, the ISI Shares' distributor effective April 1, 1997, received $116,793.

(3) Fees received by Alex. Brown, the Flag Investors Shares' distributor for the fiscal years ended October 31, 1996 and 1995.

(4) Fees received by Armata, the ISI Shares' distributor for the fiscal years ended October 31, 1996 and October 31 1995.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors or ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ICC Distributors and ISI Group are authorized to make payments out of their fees to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors or ISI Group pursuant to the Distribution Agreements, to Participating Dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors or ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares or the ISI Shares is less than .25% of such Shares' average daily net assets for any period the unexpended portion of the distribution fee may be retained by the distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates. In return for payments received pursuant to the Plans in the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         For the last three fiscal years, the distributor for the Flag Investors Shares received the following commissions or contingent deferred sales charges, and from such commissions or sales charges, the distributor retained the following amounts:

------------------------------------------------------------------------------------------------------------------------------------
                                                         Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------
  Class                            1997                                1996                                   1995
                     ---------------------------------------------------------------------------------------------------------------
                        Received        Retained           Received            Retained            Received           Retained
------------------------------------------------------------------------------------------------------------------------------------
Class A              $  343,650(1)    $   325,322(3)        $ 27,710(5)        $ 26,210(5)       $  63,394(5)       $62,002(5)
Commissions
------------------------------------------------------------------------------------------------------------------------------------
ISI Shares           $  182,686(2)    $   135,546(4)        $ 92,720(6)        $ 30,319(6)       $ 353,850(6)      $ 18,641(6)
Commissions
------------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received ________ and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received
         ---------.
(2) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received ________ and ISI Group, the ISI Shares' distributor effective April 1, 1997 received _________.

(3) Of commissions received, Alex. Brown retained _____________ and ICC Distributors retained ______, respectively.

(4) Of commissions received, Armata retained ________ and ISI Group retained ______, respectively

(5) By Alex. Brown, the Flag Investors Shares' distributor for the fiscal years ended October 31, 1996 and October 31, 1995.

(6) By Armata, the ISI Shares' distributor for the fiscal years ended October 31, 1996 and October 31, 1995.

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICC, ISI Group or ICC Distributors.

9.       PORTFOLIO TRANSACTIONS

         The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Advisor may direct purchase and sale orders to any broker-dealer.

         Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisor attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

         The Advisor's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisor to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund.

         Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisor's investment advice. The Advisor's policy is to pay a broker-dealer higher commissions for particular brokerage transactions, if any, than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. During the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995 no brokerage commissions were paid by the Fund for research services.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1997, the Fund held a 5.60% repurchase agreement issued by Goldman Sachs & Co. valued at $10,140,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

10.      CAPITAL STOCK

         The Fund is authorized to issue 40 million Shares of common stock, par value $.001 per Share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund has created four classes of Shares: ISI Shares, Flag Investors Class A Shares (formerly known as Flag Investors Managed Municipal Fund Shares), Flag Investors Managed Municipal

Fund Class B Shares and Flag Investors Managed Municipal Fund Class D Shares. The Flag Investors Managed Municipal Fund Class B Shares and the Flag Investors Managed Municipal Fund Class D Shares are not currently being offered. All Shares of the Fund regardless of class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series would vote separately. Any such series would be a separately managed portfolio and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

11.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

12.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 through October 31, 1997, Bankers Trust accrued custodian fees of $2,341. Investment Company Capital Corp. has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICC receives up to $10.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1997, such fees totaled $56,933.

         ICC also provides accounting services to the Fund. As compensation for providing accounting services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                   Incremental Annual Accounting Fee
         ------------------                   ---------------------------------

$          0           -     $   10,000,000          $13,000 (fixed fee)
$ 10,000,000           -     $   20,000,000                 .100%
$ 20,000,000           -     $   30,000,000                 .080%
$ 30,000,000           -     $   40,000,000                 .060%
$ 40,000,000           -     $   50,000,000                 .050%
$ 50,000,000           -     $   60,000,000                 .040%
$ 60,000,000           -     $   70,000,000                 .030%
$ 70,000,000           -     $  100,000,000                 .020%
$100,000,000           -     $  500,000,000                 .015%
$500,000,000           -     $1,000,000,000                 .005%
over $1,000,000,000                                         .001%


         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received fees of $58,038.


13.      INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and has been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

14.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

                 n
         P(1 + T) = ERV

  Where:          P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years (1, 5 or 10)

                  ERV      =        ending redeemable value at the end of the
                                    1, 5, or 10 year periods (or fractional
                                    portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1997 were as follows:

                              ------------------------------------------------------------------------------------------------------

                                      One-Year Period Ended               Five-Year Period Ended
                                        October 31, 1997                      October  31, 1997                Since Inception
------------------------------------------------------------------------------------------------------------------------------------
                                                    Average                             Average                             Average
                                 Ending             Annual            Ending            Annual             Ending           Annual
Class                          Redeemable            Total          Redeemable           Total           Redeemable         Total
                                  Value             Return             Value            Return              Value           Return
------------------------------------------------------------------------------------------------------------------------------------
Flag Investors
Class A Shares                  $1,025.91            2.59%            $1,325.27          5.79%             $1,576.94          6.70%
*October 23, 1990
------------------------------------------------------------------------------------------------------------------------------------
ISI Shares
*February 26, 1990              $1,026.47            2.64%            $1,325.99          5.80%             $1,617.93          6.46%
------------------------------------------------------------------------------------------------------------------------------------

-----------
*  Inception Date


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., with the performance of the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For the purpose of other comparisons, the Fund performs a second alternative computation for its aggregate and average annual total return by assuming the investment of $10,000 in Shares and assuming no reinvestment of dividends or other distributions.

         Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.45% for the ISI Shares and 4.50% for the Flag Investors Class A Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent on the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain brackets for shareholders.

         For the 30-day period ended October 31, 1997, the yield for the ISI Shares was 4.05% and the yield for the Flag Investors Class A Shares was 4.05%. For the same 30-day period, the taxable-equivalent yield (for an investor in the 31% tax bracket) was 5.87% for the ISI Shares and 5.87% for the Flag Investors Class A Shares.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1997 was 26% and in fiscal year 1996 was 32%, respectively.

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, no shareholder owned beneficially 5% or more of the Fund's outstanding Shares, as of February 2, 1998.

         As of such date directors and officers, as a group, owned beneficially and of record less than 1% of the Fund's outstanding Shares of either class.

16.               FINANCIAL STATEMENTS.

         See next page.

                             AB FI MANAGED MUNICIPAL


FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1997

                                              Rating*         Par      Market Value
Issuer                                     (Moody's/S&P)     (000)       (Note 1)
-----------------------------------------------------------------------------------
MUNICIPAL BONDS--93.5%
General Obligation--73.9%
Arlington, TX, Independent School
   District, 5.75%, 2021                   Aaa/NR**         $5,000      $ 5,131,100
Charlotte,  NC:
   5.30%, 2011                             Aaa/AAA           1,590        1,653,203
   5.30%, 2012                             Aaa/AAA           2,325        2,408,724
   5.30%, 2012                             Aaa/AAA           1,120        1,160,331
   5.80%, 2016                             Aaa/AAA           2,500        2,642,725
Chicago, IL, 6.30%, 2009                   Aa2/AA            1,000        1,119,360
Dallas, TX, 5.00%, 2010                    Aa1/AAA           1,750        1,764,753
Delaware State, Series "A",
   5.125%, 2016                            Aa1/AA+           2,150        2,133,209
DuPage County, IL, Jail Project,
   5.60%, 2021                             Aaa/AAA           1,600        1,670,032
Florida Board of Education, Refunding
   Public Education:
   6.125%, 2012                            Aa2/AA+           2,250        2,402,730
   5.50%, 2021                             Aa2/AA+           2,000        2,009,400
   5.125%, 2022                            Aa2/AA+           5,000        4,833,650
Florida State Department of
   Transportation, 5.80%, 2018             Aa2/AA+           2,000        2,085,540
Franklin County, OH:
   5.45%, 2009                             Aaa/AAA           1,500        1,569,330
   5.50%, 2013                             Aaa/AAA           1,000        1,025,510
Georgia State, Series "D":
   5.25%, 2009                             Aaa/AAA           1,580        1,653,296
   5.00%, 2010                             Aaa/AAA           2,000        2,031,940
Grand Prairie, TX, School District,
   5.20%, 2018                             Aaa/AAA           2,000        1,980,060
Henrico County, VA, 5.25%, 2009            Aaa/AAA           1,000        1,032,600
Maryland State & Local Facilities,
   Second Series, 5.125%, 2010             Aaa/AAA           3,000        3,076,860
Metropolitan Government of Nashville,
   Davidson County, TN, 5.125%, 2019       Aa2/AA            4,000        3,945,320
Minneapolis, MN, Sports Arena:
   5.00%, 2011                             Aaa/AAA           1,710        1,716,823
   5.00%, 2012                             Aaa/AAA           1,920        1,923,014

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

                                              Rating*         Par      Market Value
Issuer                                     (Moody's/S&P)     (000)       (Note 1)
-----------------------------------------------------------------------------------
MUNICIPAL BONDS--continued
General Obligation--concluded
Minneapolis, MN, Series "B",
   5.20%, 2013                             Aaa/AAA         $ 3,200      $ 3,222,272
Minnesota State, 5.00%, 2014               Aaa/AAA           2,500        2,469,000
Missouri State Building, Series "A",
   5.75%, 2014                             Aaa/AAA           1,000        1,060,540
Plano, TX, Independent School District,
   5.00%, 2011                             Aaa/AAA           3,000        2,979,630
Portland, OR, Metro, 5.25%, 2007           Aa/AA+            1,500        1,561,425
Salt Lake County, UT, 5.25%, 2010          Aaa/AA+           2,000        2,054,420
South Carolina Capital Improvement:
   5.00%, 2009                             Aaa/AAA           2,700        2,754,324
   5.625%, 2014                            Aaa/AAA           2,700        2,824,362
State of  Tennessee:
   Series "A", 5.50%, 2009                 Aaa/AA+           1,535        1,608,388
   Series "A", 5.55%, 2010                 Aaa/AA+           1,000        1,044,830
State of  Texas, 6.00%, 2014               Aa2/AA            2,000        2,131,500
Virginia State, 5.375%, 2012               Aaa/AAA           1,000        1,027,970
Washington State:
   Series "A", 5.60%, 2010                 Aa1/AA+           1,500        1,570,935
   Series "R", 5.00%, 2014                 Aa1/AA+           2,250        2,207,452
   Series "E", 5.00%, 2022                 Aa1/AA+           2,000        1,912,500
Wisconsin State Series:
   Series 1, 5.00%, 2015                   Aa2/AA            1,000          978,320
   Series "B", 5.00%, 2016                 Aa2/AA            3,500        3,409,350
   Series "B", 5.00%, 2018                 Aa2/AA            1,000          966,400
                                                                       ------------
                                                                         86,753,128
                                                                       ------------
Electric and Gas Utility Revenue--0.3%
San Antonio, TX, Electric & Gas Revenue,
   Series "A", 6.50%, 2012                 Aa1/AA              315          327,269
                                                                       ------------
Prerefunded Issues--13.1%
Arizona Highway Transportation Board,
    6.00%, 2010                            #AAA(dagger)/AAA  3,480        3,680,935
Florida Board of Education, Refunding
   Public Education, 6.50%, 2012           #AAA(dagger)/
                                            AA+              2,500        2,756,925

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                             October 31, 1997

                                              Rating*         Par      Market Value
Issuer                                     (Moody's/S&P)     (000)       (Note 1)
-----------------------------------------------------------------------------------
MUNICIPAL BONDS--concluded
Prerefunded Issues--concluded
Howard County, MD, Consolidated
   Public Improvements, Series "A",
   6.90%, 2002                             #AAA(dagger)/
                                            AAA            $ 1,000      $ 1,068,090
Jacksonville, FL, Electric Authority
   Revenue, Scherer 4-1-A,
   6.75%, 2021                             #AAA(dagger)/AAA  1,000        1,087,740
Lower Colorado River Authority, Jr. Lien,
   4th Supply, 5.25%, 2015                 #AAA(dagger)/AAA  2,000        2,029,320
San Antonio, TX, Electric & Gas Revenue,
   Series "A", 6.50%, 2012                 #AAA(dagger)/AA     685          716,537
State of Hawaii, General Obligation:
   7.00%, 2006                             Aaa/(dagger)        750          802,958
   6.125%, 2010                            NR**/
                                            (dagger)(dagger) 1,000        1,065,630
University of  Texas, 6.50%, 2011          #AAA(dagger)/AAA  2,000        2,190,460
                                                                       ------------
                                                                         15,398,595
                                                                       ------------
Transportation Revenue--4.9%
Kansas Transportation Revenue:
   5.40%, 2009                             Aa/AA              2,000       2,075,060
   5.40%, 2009                             Aa/AA              2,500       2,587,575
Virginia State Transportation Authority,
   6.00%, 2010                             Aa/AA              1,000       1,060,130
                                                                       ------------
                                                                          5,722,765
                                                                       ------------
Other Revenue--1.3%
Indianapolis, IN, Local Public
   Improvement Board, 6.00%, 2018          Aaa/AA+            1,500       1,555,620
                                                                       ------------
Total Municipal Bonds
  (Cost $105,730,300)                                                   109,757,377

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

                                                             Par      Market Value
Issuer                                                      (000)       (Note 1)
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--8.6%
Goldman Sachs & Co., 5.60%
  Dated 10/31/97, to be repurchased on 11/3/97,
  collateralized by U.S. Treasury Notes
  with a market value of $10,343,302.
  (Cost $10,140,000)                                       $10,140     $ 10,140,000
                                                                       ------------

Total Investment in Securities--102.1%
  (Cost $115,870,300)***                                                119,897,377

Liabilities in Excess of Other Assets, Net--(2.1%)                       (2,503,641)
                                                                       ------------

Net Assets--100.0%                                                     $117,393,736
                                                                       ============
Net Asset Value and Redemption Price Per:
  Flag Investors Class A Share
    ($38,390,248 / 3,557,464 shares outstanding)                             $10.79
                                                                             ======
  ISI Class Share
    ($79,003,488 / 7,322,827 shares outstanding)                             $10.79
                                                                             ======
Maximum Offering Price Per:
  Flag Investors Class A Share
    ($10.79 / 0.9550)                                                        $11.30
                                                                             ======
  ISI Class Share
    ($10.79 / 0.9555)                                                        $11.29
                                                                             ======

--------
  * The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available as of October 31, 1997. Ratings of issues have not been audited by Coopers & Lybrand L.L.P.
 ** Not rated.
*** Also aggregate cost for federal tax purposes.
  + Moody's #AAA rating indicates advance refunded issues secured by escrowed funds held in cash, held in trust or invested in direct non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. government.
 ++ Prerefunded bonds backed by U.S. Treasury securities. Absent prerefunding, this obligation is rated Aa3/A+.

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Operations

                                                                          For the
                                                                        Year Ended
                                                                       October 31,
-----------------------------------------------------------------------------------
                                                                           1997
Investment Income (Note 1):
   Interest                                                              $6,440,149
                                                                         ----------

Expenses:
   Investment advisory fee (Note 2)                                         480,975
   Distribution fee (Note 2)                                                300,610
   Administration fee (Note 2)                                              240,488
   Accounting fee (Note 2)                                                   58,038
   Transfer agent fee (Note 2)                                               56,933
   Printing and postage                                                      34,500
   Legal                                                                     30,248
   Audit                                                                     28,879
   Registration fees                                                         25,681
   Miscellaneous                                                             25,414
   Custodian fee (Note 1)                                                    21,363
   Directors' fees                                                            7,819
   Insurance                                                                  4,811
                                                                         ----------
            Total expenses                                                1,315,759
   Less:Fees waived (Note 2)                                               (233,385)
                                                                         ----------
Net expenses                                                              1,082,374
                                                                         ----------
Net investment income                                                     5,357,775
                                                                         ----------
Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                           1,002,650
   Change in unrealized appreciation or depreciation of investments       2,249,576
                                                                         ----------
   Net gain on investments                                                3,252,226
                                                                         ----------
Net increase in net assets resulting from operations                     $8,610,001
                                                                         ==========

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                      For the Year Ended October 31,
------------------------------------------------------------------------------------
                                                           1997             1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                               $  5,357,775    $  5,787,049
   Net realized gain from security transactions           1,002,650         281,659
   Change in unrealized appreciation or
     depreciation of investments                          2,249,576        (272,341)
                                                       ------------    ------------
   Net increase in net assets resulting
     from operations                                      8,610,001       5,796,367
                                                       ------------    ------------

Dividends to Shareholders from (Note 1):
   Net investment income and
     net realized short-term gains:
     Flag Investors Class A Shares                       (1,919,815)     (2,244,395)
     ISI Class Shares                                    (3,948,488)     (4,374,225)
   Net realized mid-term and long-term gains:
     Flag Investors Class A Shares                         (129,060)        (43,313)
     ISI Class Shares                                      (267,980)        (82,292)
                                                       ------------    ------------
   Total distributions                                   (6,265,343)     (6,744,225)
                                                       ------------    ------------

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                           5,846,126       8,278,327
   Value of shares issued in
     reinvestment of dividends                            3,443,291       3,789,940
   Cost of shares repurchased                           (20,144,490)    (17,488,342)
                                                       ------------    ------------
   Decrease in net assets derived from capital
     share transactions                                 (10,855,073)     (5,420,075)
                                                       ------------    ------------
   Total decrease in net assets                          (8,510,415)     (6,367,933)

Net Assets:
   Beginning of year                                    125,904,151     132,272,084
                                                       ------------    ------------
   End of year                                         $117,393,736    $125,904,151
                                                       ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class A and ISI Class Shares
(For a share outstanding throughout each year)

                                                                           For the
                                                                         Year Ended
                                                                         October 31,
------------------------------------------------------------------------------------
                                                                            1997
Per Share Operating Performance:
   Net asset value at beginning of year                                   $ 10.58
                                                                          -------
Income from Investment Operations:
   Net investment income                                                     0.52
   Net realized and unrealized gain/(loss) on investments                    0.24
                                                                          -------
   Total from Investment Operations                                          0.76
                                                                          -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                      (0.52)
   Distributions from net realized mid-term and
     long-term gains                                                        (0.03)
                                                                          -------
   Total distributions                                                      (0.55)
                                                                          -------
   Net asset value at end of year                                         $ 10.79
                                                                          =======

Total Return(1)                                                              7.43%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                               0.90%
   Net investment income(3)                                                  4.46%
Supplemental Data:
   Net assets at end of year:
     Flag Investors Class A Shares                                        $38,390
     ISI Class Shares                                                     $79,003
   Portfolio turnover rate                                                     26%

--------
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory and administration fees (Note 2), the ratio of expenses to average daily net assets would have been 1.10%, 1.13%, 1.10%, 1.11% and 1.14% for the years ended October 31, 1997, 1996, 1995, 1994 and
    1993, respectively.
(3) Without the waiver of advisory and administration fees (Note 2), the ratio of net investment income to average daily net assets would have been 4.26%, 4.25%, 4.52%, 4.16% and 4.14% for the years ended October 31, 1997, 1996,
    1995, 1994 and 1993, respectively.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------




                                                                                  For the Year Ended October 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                  1996                1995              1994               1993
Per Share Operating Performance:
   Net asset value at beginning of year                          $ 10.65             $ 9.81            $ 11.10            $ 10.31
                                                                 -------             ------            -------            -------
Income from Investment Operations:
   Net investment income                                            0.48               0.48               0.46               0.50
   Net realized and unrealized gain/(loss) on investments             --               0.98              (1.15)              0.94
                                                                 -------             ------            -------            -------
   Total from Investment Operations                                 0.48               1.46              (0.69)              1.44
                                                                 -------             ------            -------            -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                             (0.54)             (0.54)             (0.56)             (0.61)
   Distributions from net realized mid-term and
     long-term gains                                               (0.01)             (0.08)             (0.04)             (0.04)
                                                                 -------             ------            -------            -------
   Total distributions                                             (0.55)             (0.62)             (0.60)             (0.65)
                                                                 -------             ------            -------            -------
   Net asset value at end of year                                $ 10.58             $10.65            $  9.81            $ 11.10
                                                                 =======             ======            =======            =======

Total Return(1)                                                     4.67%             15.42%             (6.49)%            14.36%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                      0.90%              0.90%              0.90%              0.90%
   Net investment income(3)                                         4.48%              4.72%              4.37%              4.38%
Supplemental Data:
   Net assets at end of year:
     Flag Investors Class A Shares                               $41,193            $45,980            $49,903            $53,486
     ISI Class Shares                                            $84,712            $86,292            $83,607            $88,378
   Portfolio turnover rate                                            32%                55%                37%                68%

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Managed Municipal Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on January 15, 1990 and commenced operations February 26, 1990, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

     The Fund consists of two share classes: ISI Managed Municipal Fund Shares ("ISI Class"), which commenced February 26, 1990, and Flag Investors Managed Municipal Fund Class A Shares ("Flag Investors Class A"), which commenced October 23, 1990.

     The ISI Class Shares have a 4.45% maximum front-end sales charge and the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge. Both classes have a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     A. Security Valuation--Municipal obligations are usually traded in the over-the-counter market. When there is an available market quotation, the Fund values a municipal obligation by using the most recent price provided by an investment dealer. The Fund utilizes the services of an independent pricing vendor to obtain prices. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------


NOTE 1--concluded

        agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

            The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--continued

the annual rate of 0.40%. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.20%.

     ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 0.90% of the Fund's average daily net assets. For the year ended October 31, 1997, ISI waived fees of $157,087 and ICC waived fees of $76,298.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $58,038 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $56,933 for transfer agent services for the year ended October 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNCBank served as the Fund's custodian. From September 22, 1997 to October 31, 1997, the Fund accrued $2,341 in custody expenses.

     As compensation for providing distribution services for the ISI Class, the Fund pays ISI Group Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the ISI Class' average daily net assets. Prior to April 1, 1997, Armata Financial Corp. served as the distributor for the ISI Class for the same compensation and on substantially the same terms as ISI Group. As compensation for providing distribution services for the Flag Investors Class A Shares, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the distributor for the Flag Investors Class A Shares for the same compensation and on substantially the same terms as ICC Distributors. For the year ended October 31, 1997, distribution fees aggregated $300,610, of which $202,335 was attributable to the ISI Class Shares and $98,275 was attributable to the Flag Investors Class A Shares.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTE 2--concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $6,920, and the accrued liability was $19,880.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 40 million shares of $.001 par value capital stock (15 million Flag Investors Class A, 20 million ISI Class, 2.5 million Flag Investors Class B, 500,000 Flag Investors Class D and 2 million undesignated). Transactions in shares of the Fund are listed below.

                                                  Flag Investors Class A Shares
                                               ---------------------------------
                                                    For the          For the
                                                  Year Ended       Year Ended
                                               October 31, 1997 October 31, 1996
                                               ---------------- ----------------
Shares sold                                          167,474          200,140
Shares issued to shareholders on
   reinvestment of dividends                         101,621          114,250
Shares redeemed                                     (606,069)        (736,822)
                                                 -----------      -----------
Net decrease in shares outstanding                  (336,974)        (422,432)
                                                 ===========      ===========
Proceeds from sale of shares                     $ 1,785,725      $ 2,079,607
Value of reinvested dividends                      1,072,730        1,200,959
Cost of shares redeemed                           (6,423,913)      (7,734,234)
                                                 -----------      -----------
Net decrease from capital share transactions     $(3,565,458)     $(4,453,668)
                                                 ===========      ===========

                                                         ISI Class Shares
                                               ---------------------------------
                                                    For the          For the
                                                  Year Ended       Year Ended
                                               October 31, 1997 October 31, 1996
                                               ---------------- ----------------
Shares sold                                          382,670          585,014
Shares issued to shareholders on
   reinvestment of dividends                         224,594          246,345
Shares redeemed                                   (1,295,279)        (924,026)
                                                ------------      -----------
Net decrease in shares outstanding                  (688,015)         (92,667)
                                                ============      ===========
Proceeds from sale of shares                    $  4,060,401      $ 6,198,720
Value of reinvested dividends                      2,370,561        2,588,981
Cost of shares redeemed                          (13,720,577)      (9,754,108)
                                                ------------      -----------
Net decrease from capital share transactions    $ (7,289,615)     $  (966,407)
                                                ============      ===========

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $30,711,360 and sales of investment securities aggregated $41,685,157 for the year ended October 31, 1997.

     On October 31, 1997, aggregate net unrealized appreciation over tax cost for portfolio securities was $4,027,077, of which $4,186,285 related to appreciated securities and $159,208 related to depreciated securities.

NOTE 5--Net Assets

     On October 31, 1997, net assets consisted of:

Paid-in capital:
   Flag Investors Class A Shares                                       $ 36,127,769
   ISI Class Shares                                                      76,949,687
Undistributed net realized long-term gains from security transactions       289,203
Unrealized appreciation of investments                                    4,027,077
                                                                       ------------
                                                                       $117,393,736
                                                                       ============

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Managed Municipal Fund, Inc.:

     We have audited the accompanying statement of net assets of Managed Municipal Fund, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipal Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
November 26, 1997

PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           List all financial statements and exhibits filed as part of the Registration Statement.

       (a) Financial statements:

           (1) Included in Part A and B of the Registration Statement:


               - Statement of Net Assets as of October 31, 1997
               - Statement of Operations for the fiscal year ended October 31,
                 1997
               - Statement of Changes in Net Assets for the fiscal years ended
                 October 31, 1997 and October 31, 1996
               - Financial Highlights for the fiscal years ended October 31,
                 1997, October 31, 1996, October 31, 1995, October 31, 1994,
                 October 31, 1993, October 31, 1992, October 31, 1991 and for the period from February 26, 1990 (commencement of operations) through October 31, 1990
               - Notes to Financial Statements
               - Report of Independent Accountants


           (2) All required financial statements are included in Part B of the Registration Statement. All other financial statements and schedules are inapplicable.

       (b) Exhibits:


           (1) (a) Articles of Incorporation.(1)

               (b) Articles Supplementary to Articles of Incorporation dated
                   December 15, 1993.(1)

               (c) Articles Supplementary to Articles of Incorporation dated
                   December 31, 1994.(1)

           (2) By-Laws, as amended through December 18, 1996.(2)


           (3) None.


           (4) (a) ISI Managed Municipal Fund Shares, Specimen Certificate of Common Stock, $.001 par value.(3)

               (b) Flag Investors Managed Municipal Fund Class A Shares,
                   Specimen Certificate of Common Stock, $.001 par value.(3)


           (5) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc.(1)

           (6) (a) Distribution Agreement (Flag Investors Shares) dated as of August 31, 1997 between Registrant and ICC Distributors, Inc., filed herewith.

               (b) Form of Participating Dealer Agreement for Flag Investors Man
                   aged Municipal Fund Shares between ICC Distributors, Inc. and Participating Dealers, filed herewith.

               (c) Form of Shareholder Servicing Agreement for Flag Investors
                   Shares, filed herewith.

               (d) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc., filed herewith.

               (e) Form of Agency Distribution Agreement for ISI Managed
                   Municipal Fund Shares between International Strategy & Investment Group Inc. and Participating Dealers as in effect from April 1, 1997, filed herewith.

               (f) Form of Shareholder Servicing Agreement for ISI Shares, filed herewith.


            (7) None.

            (8) Form of Custodian Agreement between Registrant and Bankers Trust
                Company, filed herewith.

            (9) (a) Master Services Agreement between Registrant and Investment
                    Company Capital Corp. and Appendices for the provision of Administrative, Accounting and Transfer Agency Services.(1)

           (10) Opinion of Counsel.(1)

           (11) Consent of Coopers & Lybrand L.L.P., filed herewith.


           (12) None.


           (13) Form of Subscription Agreement re:  initial $100,000 capital.(1)


           (14) None.


           (15) (a) Distribution Plan for the ISI Managed Municipal Fund Shares.(1)

                (b) Distribution Plan for the Flag Investors Managed Municipal
                    Fund Class A Shares.(1)

                (c) Amended Distribution Plan for the ISI Managed Municipal Fund
                    Shares, filed herewith.

                (d) Amended Distribution Plan for the Flag Investors Managed
                    Municipal Fund Class A Shares, filed herewith.

           (16) Schedule of Computation of Performance Quotations
                (unaudited).(1)

           (18) (a) Rule 18f-3 Plan.(1)

                (b) Amended Rule 18f-3 Plan, filed herewith.

           (24) Powers of Attorney, filed herewith.

           (27) Financial Data Schedule, filed herewith.


-------------------

(1) Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 26, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A. (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.

(3) Incorporated by reference to Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 26, 1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.



Item 25. Persons Controlled by or under Common Control with Registrant.

     Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

     None.


Item 26. Number of Holders of Securities.

     State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


                                      Number of Record Holders
Title of Class                        as of February 2, 1998

ISI Managed                                    1298
Municipal Fund Shares

Flag Investors Managed                         946
Municipal Fund Shares - Class A



Item 27. Indemnification.

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Sections 1,2,3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

        Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

        Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the ByLaws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

        Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 4. References to the Maryland General Corporation Law in this
     Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determina tion by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 28. Business and Other Connections of Investment Advisor.

     Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


     During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman, Chief Executive Officer and a Director of International Strategy & Investment Group Inc., the distributor for the Fund's ISI Managed Municipal Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President and a Director of International Strategy & Investment Group, Inc.; and Joel Fein, Chief Financial Officer of the Investment Advisor served as Chief Financial Officer of International Strategy & Investment Group Inc.

Item 29. Principal Underwriters.

ICC DISTRIBUTORS, INC.

     (a) Effective August 31, 1997, ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.


     (b)

       Name and Principal                           Offices with                     Position and Offices
       Business Address*                       Principal Underwriter                  with Registrant
       -----------------                       ---------------------                  ---------------
John Y. Keefer                          President                                           None
Sara M. Morris                          Treasurer                                           None
David I. Goldstein                      Secretary                                           None
Richard C. Butt                         Vice President                                      None
Margaret J. Fenderson                   Assistant Treasurer                                 None
Dana L. Lukens                          Assistant Secretary                                 None
Nanette K. Chern                        Chief Compliance Officer                            None




* Two Portland Square
  Portland, Maine  04101


     (c)  Not Applicable



INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.

     (a) International Strategy & Investment Group Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.

         (b)
                           Position and
                           Offices with                   Position and
Name and Principal           Principal                   Offices with
Business Address**          Underwriter                    Registrant
------------------       ---------------------         ----------------
Edward S. Hyman          Chairman, Chief               Chairman and
                         Executive Officer and         Director
                         Director



R. Alan Medaugh           Director                     President and
                                                       Director

Nancy Lazar               Executive Vice               Vice President
                          President and
                          Director

Joel Fein                 Chief Financial              None
                          Officer

-----------------------
** 717 Fifth Avenue
   New York, New York  10022


     (c)  Not applicable.


Item 30. Location of Accounts and Records.

     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.


     Investment Company Capital Corp. ("ICC"), the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202 maintains physical possession of each such account, book or other document of the Fund, except for those accounts, books and documents maintained by the Registrant's investment advisor, International Strategy & Investment Inc. ("ISI"), 717 Fifth Avenue, New York, New York 10022, by the distributor of the Flag Investors Shares, ICC Distributors, Inc. Two Portland Square, Portland, Maine 04101, by the distributor for the ISI Managed Municipal Fund Shares, International Strategy & Investment Group Inc., 717 Fifth Avenue, New York, New York 10022, and by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

     In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ICC each maintained physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer-agent), all receipts and disbursements of cash, and all other debts and credits.


Item 31. Management Services.

     Furnish a summary of the substantive provisions of any management related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

     See Exhibit 8.

Item 32. Undertakings.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting the Registrant at
          (800) 767-3524 (for Flag Investors Shares) or (800) 955-7175 (for ISI Shares).

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 25th day of February, 1998.


                                           MANAGED MUNICIPAL FUND, INC.


                                          By: /s/ R. Alan Medaugh
                                              ------------------------
                                              R. Alan Medaugh
                                              President and Director

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:



            *                    Chairman and Director        February 25, 1998
-------------------------                                     -----------------
Edward S. Hyman                                               Date

            *                    Director                     February 25, 1998
-------------------------                                     -----------------
Richard T. Hale                                               Date

            *                    Director                     February 25, 1998
-------------------------                                     -----------------
James J. Cunnane                                              Date

            *                    Director                     February 25, 1998
-------------------------                                     -----------------
John F. Kroeger                                               Date

            *                    Director                     February 25, 1998
-------------------------                                     -----------------
Louis E. Levy                                                 Date

            *                    Director                     February 25, 1998
-------------------------                                     -----------------
Eugene J. McDonald                                            Date

/s/ R. Alan Medaugh                                           February 25, 1998
-------------------------        President and                -----------------
R. Alan Medaugh                  Director                     Date

/s/ Joseph A. Finelli                                         February 25, 1998
-------------------------        Chief Financial              -----------------
Joseph A. Finelli                and Accounting               Date
                                 Officer
/s/Amy M. Olmert
-------------------------
   Amy M. Olmert
   Attorney-In-Fact

                                  EXHIBIT INDEX
Exhibit
Number


           (1) (a) Articles of Incorporation.(1)

               (b) Articles Supplementary to Articles of Incorporation dated
                   December 15, 1993.(1)

               (c) Articles Supplementary to Articles of Incorporation dated
                   December 31, 1994.(1)

           (2) By-Laws, as amended through December 18, 1996.(2)


           (3) None.


           (4) (a) ISI Managed Municipal Fund Shares, Specimen Certifi cate of Common Stock, $.001 par value.(3)

               (b) Flag Investors Managed Municipal Fund Class A Shares,
                   Specimen Certificate of Common Stock, $.001 par value.(3)

           (5) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc.(1)

EX-99.B.   (6) (a) Distribution Agreement (Flag Investors Shares) dated as of
                   August 31, 1997 between Registrant and ICC Distributors, Inc., filed herewith.

EX-99.B.       (b) Form of Participating Dealer Agreement for Flag Investors
                   Managed Municipal Fund Shares between ICC Distributors, Inc. and Participating Dealers, filed herewith.

EX-99.B.       (c) Form of Shareholder Servicing Agreement for Flag Investors
                   Shares, filed herewith.

EX-99.B.       (d) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc., filed herewith.

EX-99.B.       (e) Form of Agency Distribution Agreement for ISI Managed
                   Municipal Fund Shares between International Strategy & Investment Group Inc. and Participating Dealers as in effect from April 1, 1997, filed herewith.

EX-99.B.       (f) Form of Shareholder Servicing Agreement for ISI Shares, filed herewith.


           (7) None.

EX-99.B.   (8) Form Custodian Agreement between Registrant and Bankers Trust
               Company, filed herewith.

           (9) (a) Master Services Agreement between Registrant and Investment Company Capital Corp. and Appendices for the provision of Administrative, Accounting and Transfer Agency Services.(1)

          (10) Opinion of Counsel.(1)

EX-99.B.  (11) Consent of Coopers & Lybrand L.L.P., filed herewith.


          (12) None.


          (13) Form of Subscription Agreement re:  initial $100,000 capital.(1)


          (14) None.


          (15) (a) Distribution Plan for the ISI Managed Municipal Fund
                   Shares.(1)

               (b) Distribution Plan for the Flag Investors Managed Municipal
                   Fund Class A Shares.(1)


EX-99.B.  (15) (c) Amended Distribution Plan for the ISI Managed Municipal Fund
                   Shares, filed herewith.


EX-99.B.  (15) (d) Amended Distribution Plan for the Flag Investors Managed
                   Municipal Fund Class A Shares, filed herewith.

          (16) Schedule of Computation of Performance Quotations (unaudited).(1)

          (18) (a) Rule 18f-3 Plan.(1)

EX-99.B.       (b) Amended Rule 18f-3 Plan, filed herewith.

EX-99.B.  (24) Powers of Attorney, filed herewith.

EX-27     (27) Financial Data Schedule, filed herewith.

-------------------
(1) Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 26, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A. (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.


(3) Incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 26, 1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.